UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-33395
                                   ---------

                     FRANKLIN FEDERAL TAX-FREE INCOME FUND
                     -------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 04/30
                         -----

Date of reporting period: 10/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]

                                                         OCTOBER 31, 2004
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--------------------------------------------------------------------------------
                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                 TAX-FREE INCOME
--------------------------------------------------------------------------------

                                FRANKLIN FEDERAL
                              TAX-FREE INCOME FUND

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------


    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
     INVESTMENTS

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Your Tax-Free Income Fund ...................................    4

SEMIANNUAL REPORT

Franklin Federal Tax-Free Income Fund .....................................    7

Performance Summary .......................................................   11

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   52

Notes to Financial Statements .............................................   56

Shareholder Information ...................................................   65

--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended October 31, 2004, the U.S. economy grew, although somewhat slower than at the beginning of 2004. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports.

U.S. bond markets surprisingly posted steady returns when many expected rates to rise and hurt bonds' performance. At the beginning of the period, the 10-year Treasury yield was 4.53%. During the six-month period, the 10-year Treasury yield hit a high of 4.89% as many forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed did raise the federal funds target rate a quarter percentage point (0.25%) in June, August and September. However, rising oil prices tempered expectations for strong growth and growth-driven inflation, and yields on the 10-year Treasury declined to 4.05% at period-end.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1

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STATEMENT ON CURRENT INDUSTRY ISSUES

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------

We continue to believe that inflation still remains relatively tame and that there is little reason to fear the high inflation we experienced in the 1970s and 1980s. Because long-term interest rates are largely driven by the market's expectation of inflation, we believe there should be a relatively stable environment for long-term bonds over the next year. As the economy keeps improving, it is reasonable to expect prices for goods and services to rise. Although declining somewhat, productivity is strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures.

On October 31, 2004, oil was trading around $50 a barrel, substantially higher than six months ago. Although there is much discussion about the point at which the price of oil can trigger a recession or stagflation, there is no definite consensus. We believe that, at these levels, the price of oil is likely to have a minor, lagging negative effect on economic growth, although no one can say exactly how much of a drag it might be. We also believe that increased oil prices alone should not lead to higher overall inflation.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed semiannual report for Franklin Federal Tax-Free Income Fund, the portfolio manager discusses municipal bond market conditions, investment decisions and Fund performance during the period. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 | Not part of the semiannual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                           Not part of the semiannual report | 3

Q & A

SPECIAL FEATURE

UNDERSTANDING YOUR TAX-FREE INCOME FUND --
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did in summer 2004. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003, and again in spring 2004, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 | Not part of the semiannual report

                                                                           Q & A

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

     When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

                                [GRAPHIC OMITTED]

     Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

     But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income(1), which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2.) Source: Lehman Brothers Municipal Bond Index, 9/30/04. Total return includes compounded income and capital appreciation over the 20-year period ending 9/30/04. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                           Not part of the semiannual report | 5

Q & A

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(1)

     Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

     We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

     Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.

Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                                   [LOGO] (R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS


6 | Not part of the semiannual report

SEMIANNUAL REPORT

FRANKLIN FEDERAL TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax by investing at least 80% of its total assets in a nationally diversified portfolio consisting of investment-grade municipal securities that pay interest free from such tax.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 10/31/04**

   [THE FOLLOWING TABLE WAS REPRESENTED AS PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................................................   51.7%
AA .....................................................................   11.5%
A ......................................................................   14.3%
BBB ....................................................................   13.1%
Below Investment Grade .................................................    4.3%
Not Rated by S&P .......................................................    5.1%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.6%      0.0%
AA or Aa                   0.8%      0.0%
A                          0.3%      0.3%
BBB or Baa                 0.7%      0.1%
Below Investment Grade     0.2%      0.1%
-------------------------------------------
Total                      4.6%      0.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Tax-Free Income Fund's semiannual report for the period ended October 31, 2004.

(1.) These dividends are generally subject to state and local income taxes. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(2)
5/1/04-10/31/04

--------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                          ------------------------------------------------------
MONTH                      CLASS A       CLASS B       CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
May                       4.65 cents    4.09 cents    4.08 cents     4.74 cents
--------------------------------------------------------------------------------
June                      4.70 cents    4.14 cents    4.14 cents     4.79 cents
--------------------------------------------------------------------------------
July                      4.70 cents    4.14 cents    4.14 cents     4.79 cents
--------------------------------------------------------------------------------
August                    4.70 cents    4.14 cents    4.14 cents     4.79 cents
--------------------------------------------------------------------------------
September                 4.70 cents    4.02 cents    4.02 cents     4.78 cents
--------------------------------------------------------------------------------
October                   4.70 cents    4.02 cents    4.02 cents     4.79 cents
--------------------------------------------------------------------------------
TOTAL                    28.15 CENTS   24.55 CENTS   24.54 CENTS    28.68 CENTS
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.91 on April 30, 2004, to $12.15 on October 31, 2004. The Fund's Class A shares paid dividends totaling 28.15 cents per share for the same period.(2) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.44% based on an annualization of the October 4.70 cent per share dividend and the maximum offering price of $12.69 on October 31, 2004. An investor in the 2004 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.83% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MUNICIPAL BOND MARKET OVERVIEW

During the six months ended October 31, 2004, lack of new issue supply of long-term municipal bonds was a prevalent theme in the municipal bond market. As municipal bonds trended with the general direction of long-term interest rates, municipal bond prices fell for the first half of the period and then rose for the remainder. Fewer new issues coupled with good demand allowed municipal

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


8 | Semiannual Report
bonds to post a positive return, as measured by the Lehman Brothers Municipal Bond Index's 4.79% return for the six-month period.(3)

Interest rates rose in the first half of the reporting period, as economic data indicated continuing U.S. economic recovery. Inflation remained low, labor market conditions improved, and the financial markets expected the Federal Reserve Board (Fed) to begin raising the federal funds target rate. Then on June 14, 2004, interest rates changed direction and generally fell through period-end largely in reaction to weaker-than-expected job creation reports, increased concerns over potential terrorist activity, higher oil prices and expanding budget deficits. The latter two were perceived as factors that could stifle growth. The long-awaited Fed rate increases, quarter-point hikes on June 30, August 10 and September 21, 2004, had little overall effect on the bond markets. According to Municipal Market Data, the yield for 30-year AAA bonds increased from 4.93% at the beginning of the period under review to 5.13% on June 14, 2004, and then fell to 4.60% at period-end.(4) Despite the rise and drop in yields, long-term interest rates remained near four-decade lows throughout the reporting period.

Even though open-end municipal bond funds overall experienced net outflows during the reporting period, demand for municipal bonds outpaced supply as investors sought to reinvest the relatively heavy bond call, maturity and coupon payments that occurred in June, July and August. Also, in spite of low supply, municipal bonds continued to offer attractive yields relative to taxable fixed income securities, which boosted demand from relative value investors who looked for opportunities in both the taxable and tax-exempt markets.

Many states coped with financial challenges and budget deficits during the period under review, according to the Center on Budget and Policy Priorities, a nonpartisan organization that researches and analyzes a range of government policies and programs. In fiscal year 2004, which for most states began July 1, 2003, many states experienced some revenue growth, but overall revenues remained below pre-recession levels. Most states have a long way to go before correcting the budget imbalances of the past several years. However, in January 2004, Moody's Investors Service indicated it believed overall municipal credit quality would stabilize and possibly improve in 2004. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 269 to 130 in the first half

(3.) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(4.) Source: Thomson Financial.


                                                           Semiannual Report | 9

PORTFOLIO BREAKDOWN
10/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  20.7%
--------------------------------------------------------------------------------
Transportation                                                             17.6%
--------------------------------------------------------------------------------
Prerefunded                                                                14.9%
--------------------------------------------------------------------------------
General Obligation                                                         13.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.3%
--------------------------------------------------------------------------------
Other Revenue                                                               3.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            3.2%
--------------------------------------------------------------------------------
Housing                                                                     2.9%
--------------------------------------------------------------------------------
Higher Education                                                            2.2%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

of 2004. In addition, another independent rating agency, Standard & Poor's, announced its upgrades outnumbered downgrades 450 to 58 for the third quarter of 2004.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a steep yield curve, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Semiannual Report

PERFORMANCE SUMMARY AS OF 10/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A                                              CHANGE   10/31/04   4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.24    $12.15     $11.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-10/31/04)
--------------------------------------------------------------------------------
Dividend Income                            $0.2815
--------------------------------------------------------------------------------
CLASS B                                              CHANGE   10/31/04   4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.24    $12.14     $11.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-10/31/04)
--------------------------------------------------------------------------------
Dividend Income                            $0.2455
--------------------------------------------------------------------------------
CLASS C                                              CHANGE   10/31/04   4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.25    $12.15     $11.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-10/31/04)
--------------------------------------------------------------------------------
Dividend Income                            $0.2454
--------------------------------------------------------------------------------
ADVISOR CLASS                                        CHANGE   10/31/04   4/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.23    $12.15     $11.92
--------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/04-10/31/04)
--------------------------------------------------------------------------------
Dividend Income                            $0.2868
--------------------------------------------------------------------------------


                                                          Semiannual Report | 11

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH          1-YEAR   5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.46%          +6.72%   +36.48%       +85.26%
--------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +0.01%          +2.18%    +5.50%        +5.90%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                           +1.10%    +5.01%        +5.64%
--------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.44%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.83%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.68%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.66%
--------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.15%          +6.10%   +32.73%       +28.51%
--------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +0.15%          +2.10%    +5.51%        +4.26%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                           +0.97%    +5.01%        +4.15%
--------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                3.97%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.11%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.29%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.06%
--------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/95)
--------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.23%          +6.09%   +32.80%       +64.85%
--------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +3.23%          +5.09%    +5.84%        +5.40%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                           +4.05%    +5.33%        +5.35%
--------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                3.97%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.11%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.29%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.06%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS(7)                             6-MONTH          1-YEAR   5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.42%          +6.72%   +36.77%       +85.66%
--------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +4.42%          +6.72%    +6.46%        +6.38%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/04)(3)                           +5.66%    +5.99%        +6.14%
--------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                4.73%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             7.28%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.94%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         6.06%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/04.

5. Taxable equivalent distribution rate and yield assume the 2004 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.

7. Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.87% and +6.49%.


                                                          Semiannual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 /$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 4/30/04     VALUE 10/31/04   PERIOD* 4/30/04-10/31/04
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,044.60               $3.14
Hypothetical (5% return before expenses)         $1,000           $1,022.13               $3.11
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,041.50               $6.02
Hypothetical (5% return before expenses)         $1,000           $1,019.31               $5.96
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,042.30               $6.02
Hypothetical (5% return before expenses)         $1,000           $1,019.31               $5.96
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,044.20               $2.68
Hypothetical (5% return before expenses)         $1,000           $1,022.58               $2.65

*Expenses are equal to the annualized expense ratio for each class (A: 0.61%; B:
1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 15

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2004                        YEAR ENDED APRIL 30,
                                              (UNAUDITED)        2004         2003         2002         2001         2000
                                           -----------------------------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period ...      $    11.91      $    11.99   $    11.81   $    11.77   $    11.41   $    12.31
                                              --------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ............             .29             .58          .59          .62          .65          .66

   Net realized and unrealized gains
      (losses) .........................             .23            (.10)         .18          .04          .36         (.89)
                                              --------------------------------------------------------------------------------
Total from investment operations .......             .52             .48          .77          .66         1.01         (.23)
                                              --------------------------------------------------------------------------------
Less distributions from:

   Net investment income ...............            (.28)           (.56)        (.59)        (.62)        (.65)        (.66)

   Net realized gains ..................              --              --           --           --           --         (.01)
                                              --------------------------------------------------------------------------------
Total distributions ....................            (.28)           (.56)        (.59)        (.62)        (.65)        (.67)
                                              --------------------------------------------------------------------------------
Redemption fees ........................              --(c)           --           --           --          --           --
                                              --------------------------------------------------------------------------------
Net asset value, end of period .........      $    12.15      $    11.91   $    11.99   $    11.81   $    11.77   $    11.41
                                              ================================================================================

Total return(b) ........................            4.46%           4.08%        6.72%        5.71%        9.07%       (1.87)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......      $6,299,690      $6,357,878   $6,835,209   $6,633,281   $6,431,800   $6,321,014

Ratios to average net assets:

   Expenses ............................             .61%(d)         .61%         .61%         .59%         .60%         .60%

   Net investment income ...............            4.76%(d)        4.79%        4.98%        5.20%        5.54%        5.64%

Portfolio turnover rate ................            2.46%           6.94%       13.18%       12.95%        9.79%       16.63%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $.001 per share.

(d)  Annualized.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2004                   YEAR ENDED APRIL 30,
                                                        (UNAUDITED)       2004       2003       2002       2001       2000
                                                     ------------------------------------------------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  11.90         $  11.99   $  11.81   $  11.77   $  11.41   $ 12.30
                                                       ----------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ......................          .25              .51        .53        .55        .58       .59

   Net realized and unrealized gains (losses) ....          .24             (.11)       .18        .04        .37      (.88)
                                                       ----------------------------------------------------------------------
Total from investment operations .................          .49              .40        .71        .59        .95      (.29)
                                                       ----------------------------------------------------------------------
Less distributions from:

   Net investment income .........................         (.25)            (.49)      (.53)      (.55)      (.59)     (.59)

   Net realized gains ............................           --               --         --         --         --      (.01)
                                                       ----------------------------------------------------------------------
Total distributions ..............................         (.25)            (.49)      (.53)      (.55)      (.59)     (.60)
                                                       ----------------------------------------------------------------------
Redemption fees ..................................           --(c)            --         --         --         --        --
                                                       ----------------------------------------------------------------------
Net asset value, end of period ...................     $  12.14         $  11.90   $  11.99   $  11.81   $  11.77   $ 11.41
                                                       ======================================================================
Total return(b) ..................................         4.15%            3.41%      6.13%      5.13%      8.47%    (2.35)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $292,964         $298,252   $293,285   $220,757   $120,639   $66,158

Ratios to average net assets:

   Expenses ......................................         1.17%(d)         1.17%      1.17%      1.16%      1.16%     1.17%

   Net investment income .........................         4.20%(d)         4.23%      4.42%      4.63%      4.96%     5.10%

Portfolio turnover rate ..........................         2.46%            6.94%     13.18%     12.95%      9.79%    16.63%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $.001 per share.

(d)  Annualized.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2004                   YEAR ENDED APRIL 30,
                                                        (UNAUDITED)       2004       2003       2002       2001       2000
                                                     -------------------------------------------------------------------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  11.90         $  11.99   $  11.81   $  11.77   $  11.41   $  12.31
                                                       -----------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ......................          .25              .51        .53        .55        .58        .59

   Net realized and unrealized gains (losses) ....          .25             (.11)       .18        .04        .36       (.89)
                                                       -----------------------------------------------------------------------
Total from investment operations .................          .50              .40        .71        .59        .94       (.30)
                                                       -----------------------------------------------------------------------
Less distributions from:

   Net investment income .........................         (.25)            (.49)      (.53)      (.55)      (.58)      (.59)

   Net realized gains ............................           --               --         --         --         --       (.01)
                                                       -----------------------------------------------------------------------
Total distributions ..............................         (.25)            (.49)      (.53)      (.55)      (.58)      (.60)
                                                       -----------------------------------------------------------------------
Redemption fees ..................................           --(c)            --         --         --         --         --
                                                       -----------------------------------------------------------------------
Net asset value, end of period ...................     $  12.15         $  11.90   $  11.99   $  11.81   $  11.77   $  11.41
                                                       =======================================================================

Total return(b) ..................................         4.23%            3.39%      6.15%      5.13%      8.46%     (2.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $365,303         $373,431   $394,026   $320,087   $242,255   $200,120

Ratios to average net assets:

   Expenses ......................................         1.17%(d)         1.17%      1.17%      1.16%      1.16%      1.17%

   Net investment income .........................         4.20%(d)         4.23%      4.42%      4.63%      4.97%      5.07%

Portfolio turnover rate ..........................         2.46%            6.94%     13.18%     12.95%      9.79%     16.63%

(a)  Based on average daily shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Amount is less than $.001 per share.

(d)  Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

                                                                 ----------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                 OCTOBER 31, 2004       YEAR ENDED APRIL 30,
ADVISOR CLASS                                                       (UNAUDITED)       2004      2003    2002(e)
                                                                 ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................      $ 11.92         $ 12.00   $ 11.82   $ 11.70
                                                                 ----------------------------------------------
Income from investment operations:

   Net investment income(a) ..................................          .29             .59       .60       .07

   Net realized and unrealized gains (losses) ................          .23            (.10)      .18       .10
                                                                 ----------------------------------------------
Total from investment operations .............................          .52             .49       .78       .17
                                                                 ----------------------------------------------
Less distributions from net investment income ................         (.29)           (.57)     (.60)     (.05)
                                                                 ----------------------------------------------
Redemption fees ..............................................           --(c)           --        --        --
                                                                 ----------------------------------------------
Net asset value, end of period ...............................      $ 12.15         $ 11.92   $ 12.00   $ 11.82
                                                                 ==============================================

Total return(b) ..............................................         4.42%           4.17%     6.81%     1.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................      $97,960         $97,303   $88,142   $84,479

Ratios to average net assets:

   Expenses ..................................................          .52%(d)         .52%      .52%      .51%(d)

   Net investment income .....................................         4.85%(d)        4.88%     5.07%     5.17%(d)

Portfolio turnover rate ......................................         2.46%           6.94%    13.18%    12.95%

(a)  Based on average daily shares outstanding.

(b)  Total return is not annualized for periods less than one year.

(c)  Amount is less than $.001 per share.

(d)  Annualized.

(e)  For the period March 20, 2002 (effective date) to April 30, 2002.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.8%
   BONDS 93.0%
   ALABAMA .7%
   Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ..............................      $ 2,175,000     $  2,239,424
   Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
      6/01/28 ................................................................................        7,000,000        7,262,360
   Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
      Refunding, 6.00%, 8/01/29 ..............................................................       12,000,000       12,481,680
      Series A, 6.70%, 11/01/29 ..............................................................        4,000,000        4,343,280
   Courtland IDB, PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 .......        5,000,000        5,180,350
   Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
      9/01/14 ................................................................................        1,445,000        1,522,394
   University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .............       11,500,000       11,863,860
   University of Alabama University Revenues, Hospital, Series A, MBIA Insured, 5.875%,
      9/01/31 ................................................................................        5,000,000        5,549,950
                                                                                                                    ------------
                                                                                                                      50,443,298
                                                                                                                    ------------
   ALASKA .4%
   Alaska State HFC Revenue, Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 ........        6,610,000        6,748,678
   Alaska State International Airports Revenues, Series B,
      AMBAC Insured, 5.25%, 10/01/27 .........................................................       15,000,000       15,700,650
      MBIA Insured, 5.00%, 10/01/28 ..........................................................        5,100,000        5,213,883
                                                                                                                    ------------
                                                                                                                      27,663,211
                                                                                                                    ------------
   ARIZONA 1.9%
   Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ..................................        3,340,000        2,785,627
   Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West Project,
      Refunding, Series A, 5.00%, 7/01/16 ....................................................       23,000,000       23,617,550
   Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ......       19,000,000       19,457,140
   Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 ................       22,500,000       24,567,750
      Salt River Project Agricultural Improvement and Power District Electric System Revenue,
      Salt River Project,
      Refunding, Series A, 5.125%, 1/01/27 ...................................................       35,000,000       36,722,000
   Series B, 5.00%, 1/01/25 ..................................................................       17,500,000       18,334,750
(a)Scottsdale Municipal Property Corp. Excise Tax Revenue, Series A, 5.00%, 7/01/34 ..........        7,500,000        7,761,000
                                                                                                                    ------------
                                                                                                                     133,245,817
                                                                                                                    ------------
   ARKANSAS 1.4%
   Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
      1/01/23 ................................................................................          310,000          319,526
   Arkansas State Development Finance Authority Revenue, White River Medical Center
      Project, 5.60%, 6/01/24 ................................................................        1,200,000        1,227,000
   Arkansas State Development Finance Authority SFMR, MBS Program,
      Series B, 6.10%, 1/01/29 ...............................................................          325,000          334,568
      Series D, 6.85%, 1/01/27 ...............................................................           35,000           35,988
   Arkansas State Development Finance Authority Wastewater System Revenue, Revolving Loan
      Fund, Series A, Pre-Refunded, 5.85%, 12/01/19 ..........................................        1,000,000        1,071,120
   Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
      5.60%, 6/01/14 .........................................................................          325,000          336,554
      Pre-Refunded, 6.25%, 6/01/10 ...........................................................          500,000          532,190
   Camden Environmental Improvement Revenue, International Paper Co. Project, Series A,
      7.625%, 11/01/18 .......................................................................          250,000          256,375


20 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ARKANSAS (CONT.)
   Jefferson County PCR,
      Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ........................      $ 1,865,000     $ 1,908,716
      Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ..............................        7,900,000       7,901,501
   Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
      12/01/16 ...............................................................................        2,600,000       2,655,640
      11/01/20 ...............................................................................       60,500,000      60,826,095
   Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity, St. Vincent's
      Infirmary, Refunding, MBIA Insured, ETM, 6.05%, 11/01/09 ...............................          125,000         144,886
   Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding, Series A,
      GNMA Secured, 6.50%, 10/20/29 ..........................................................          600,000         612,978
   Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 .............          700,000         735,063
   Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
      AMBAC Insured, 5.80%, 6/01/11 ..........................................................          195,000         202,855
   University of Arkansas University Revenues,
      (a)Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
      Insured, 5.00%, 11/01/28 ...............................................................        1,000,000       1,027,600
      (a)Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
      Insured, 5.00%, 11/01/34 ...............................................................        7,000,000       7,182,000
      Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 ...................        5,000,000       5,160,750
   University of Central Arkansas Academic Facilities Revenue,
      Series B, AMBAC Insured, 5.875%, 4/01/16 ...............................................          250,000         267,757
      Series C, AMBAC Insured, 6.00%, 4/01/21 ................................................        1,000,000       1,072,030
   University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
      6.00%, 4/01/21 .........................................................................        1,000,000       1,072,030
      6.125%, 4/01/26 ........................................................................        1,200,000       1,288,512
   University of Central Arkansas Housing System Revenue, Refunding, Series A,
      AMBAC Insured, 6.00%, 4/01/21 ..........................................................        1,000,000       1,072,030
                                                                                                                    -----------
                                                                                                                     97,243,764
                                                                                                                    -----------
   CALIFORNIA 6.3%
   Alhambra COP, Clubhouse Facility Project, 11.25%,
      1/01/08 ................................................................................          410,000         416,076
      1/01/09 ................................................................................          455,000         461,725
      1/01/10 ................................................................................          500,000         507,440
   California Educational Facilities Authority Revenue, Pooled College and University
      Projects, Series B, 6.00%, 12/01/20 ....................................................        6,025,000       6,310,706
   California Health Facilities Financing Authority Revenue, St. Francis Medical Center,
      Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 ....................................        2,800,000       2,954,392
   California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
      first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ....................................       24,500,000      25,245,045
   California State GO,
      5.90%, 5/01/08 .........................................................................          235,000         242,360
      6.00%, 5/01/18 .........................................................................          535,000         550,178
      6.00%, 5/01/20 .........................................................................          850,000         876,571
      5.90%, 4/01/23 .........................................................................        1,200,000       1,221,036
      5.00%, 2/01/24 .........................................................................        5,000,000       5,204,450
      5.00%, 2/01/26 .........................................................................       20,000,000      20,511,200
      5.125%, 2/01/26 ........................................................................        7,500,000       7,816,200


                                                          Semiannual Report | 21

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   California State GO, (cont.)
      5.00%, 2/01/32 .........................................................................      $49,000,000     $ 49,619,850
      Refunding, 5.125%, 6/01/25 .............................................................       25,000,000       26,010,000
      Refunding, 5.00%, 2/01/26 ..............................................................       27,000,000       27,590,220
      Various Purpose, 5.25%, 11/01/25 .......................................................       16,260,000       17,265,031
      Various Purpose, 5.25%, 4/01/27 ........................................................       17,500,000       18,428,550
      Various Purpose, 5.50%, 11/01/33 .......................................................        2,500,000        2,668,000
   Chino USD, COP,
      FSA Insured, Pre-Refunded, 5.90%, 9/01/15 ..............................................        2,010,000        2,119,203
      Refunding, FSA Insured, 5.90%, 9/01/15 .................................................        6,230,000        6,580,811
   Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%,
      7/01/10 ................................................................................          655,000          681,429
   Foothill/Eastern Corridor Agency Toll Road Revenue,
      Refunding, 5.75%, 1/15/40 ..............................................................       20,000,000       20,264,800
      senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ....................................       39,240,000       43,042,748
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
      5.375%, 6/01/28 ........................................................................       50,000,000       51,761,000
      2003 Series A-1, 6.25%, 6/01/33 ........................................................       26,000,000       24,834,940
   Hacienda La Puente USD GO, Election of 2000, Series B, FSA Insured, 5.00%, 8/01/27 ........        5,000,000        5,186,050
   Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
      1/01/27 ................................................................................        2,570,000        2,643,682
   Los Angeles Regional Airports Improvement Corp. Lease Revenue,
      Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ................        7,500,000        4,875,075
      (b)United Airlines, International Airport, Refunding, 6.875%, 11/15/12 .................        8,400,000        4,979,100
   Los Angeles USD, GO, Series A, MBIA Insured, 5.00%, 1/01/28 ...............................       25,000,000       25,959,750
   Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ............       10,000,000       10,468,200
   Metropolitan Water District Southern California Waterworks Revenue, Series B-2,
      FGIC Insured, 5.00%, 10/01/27 ..........................................................        9,645,000       10,009,774
   Pajaro Valley USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ..............................        5,285,000        5,504,962
   Pomona PFAR, Series Q, MBIA Insured, Pre-Refunded, 5.90%, 12/01/25 ........................        4,000,000        4,244,200
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
      1/01/33 ................................................................................        5,000,000        4,486,000
   Windsor RDA Tax Allocation, Windsor Project, 7.00%, 9/01/24 ...............................        2,405,000        2,454,880
                                                                                                                    ------------
                                                                                                                     443,995,634
                                                                                                                    ------------
   COLORADO 2.8%
   Colorado Health Facilities Authority Revenue,
      Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .................................        2,000,000        2,018,320
      Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ......................................       13,250,000       13,963,115
      Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 .......................................       20,200,000       21,321,302
   Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
      MBIA Insured, 5.00%, 9/01/21 ...........................................................       12,715,000       13,614,586
   Denver City and County Airport Revenue,
      Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 .....................................       43,000,000       46,009,140
      Series A, 7.50%, 11/15/23 ..............................................................       13,590,000       13,902,570
      Series A, Pre-Refunded, 7.50%, 11/15/23 ................................................        2,930,000        2,994,197


22 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   COLORADO (CONT.)
   Denver City and County School District No. 1 COP, Denver School Facilities Leasing
      Corp., AMBAC Insured, 5.50%, 12/15/08 ..................................................      $ 1,000,000     $  1,067,640
(b)Denver City and County Special Facilities Airport Revenue, United Airlines Inc.
      Project, Series A, 6.875%, 10/01/32 ....................................................       47,980,000       35,001,410
   Denver Convention Center Hotel Authority Revenue, Senior Series A, XLCA Insured, 4.75%,
      12/01/28 ...............................................................................       13,500,000       13,578,705
   Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ...........       11,200,000       11,873,904
   Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, 5.125%,
      6/15/31 ................................................................................        7,500,000        7,825,950
   Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ...................        5,500,000        5,846,390
   University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
      11/15/29 ...............................................................................        8,500,000        8,695,160
                                                                                                                    ------------
                                                                                                                     197,712,389
                                                                                                                    ------------
   CONNECTICUT .4%
   Connecticut State GO, Series D, 5.00%, 11/15/20 ...........................................        8,000,000        8,521,440
   Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
      Series B, AMBAC Insured, 5.00%, 12/01/17 ...............................................       11,870,000       12,929,991
   Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
      5.80%, 8/20/39 .........................................................................        2,720,000        2,913,854
                                                                                                                    ------------
                                                                                                                      24,365,285
                                                                                                                    ------------
   DELAWARE
   Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ................        1,375,000        1,421,805
                                                                                                                    ------------
   FLORIDA 3.7%
   Broward County School Board COP,
      MBIA Insured, 5.00%, 7/01/28 ...........................................................       17,415,000       17,994,920
      Series A, FSA Insured, 5.25%, 7/01/24 ..................................................       25,000,000       26,971,750
   Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, 6.00%,
      9/01/26 ................................................................................          695,000          754,728
   Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2
      AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ...........................................       10,000,000       11,473,000
   Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
      Series D,
      5.75%, 6/01/22 .........................................................................       10,000,000       11,267,400
      6.00%, 6/01/23 .........................................................................       17,500,000       21,534,275
   Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ............................       13,500,000       13,729,905
   Hillsborough County School Board COP,
      MBIA Insured, 5.00%, 7/01/27 ...........................................................        5,000,000        5,173,750
      Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ......................................        5,000,000        5,169,750
   Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ........       20,175,000       20,771,777
   Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
      10/01/23 ...............................................................................        6,000,000        6,314,520
      10/01/26 ...............................................................................       20,000,000       20,683,600
   Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ........................        5,000,000        5,128,950
   Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A,
      AMBAC Insured, 5.00%, 4/01/32 ..........................................................       10,000,000       10,297,100


                                                          Semiannual Report | 23

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Orlando and Orange County Expressway Authority Revenue, Series B, AMBAC Insured, 5.00%,
      7/01/28 ................................................................................      $10,630,000     $ 11,007,152
   Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 .......        7,500,000        8,009,325
   Palm Beach County School Board COP,
      Refunding, Series D, FSA Insured, 5.00%, 8/01/28 .......................................       25,000,000       25,758,500
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ...................................        5,100,000        5,991,786
   St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
      10/01/05 ...............................................................................        1,130,000        1,174,285
      10/01/06 ...............................................................................        1,200,000        1,268,820
      10/01/07 ...............................................................................        1,275,000        1,348,121
      10/01/08 ...............................................................................        1,355,000        1,432,709
      10/01/12 ...............................................................................        6,300,000        6,661,305
      Tampa Bay Water Utility System Revenue, Series B, FGIC Insured, 5.00%,
      10/01/26 ...............................................................................       10,000,000       10,341,800
      10/01/31 ...............................................................................       10,000,000       10,257,900
                                                                                                                    ------------
                                                                                                                     260,517,128
                                                                                                                    ------------
   GEORGIA 2.9%
   Atlanta Airport Facilities Revenue, Series A, FGIC Insured, Pre-Refunded, 5.50%,
      1/01/26 ................................................................................       18,295,000       20,848,982
   Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien, Series C,
      FSA Insured, 5.00%, 1/01/33 ............................................................       19,500,000       20,101,770
   Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A,
      MBIA Insured, 5.125%, 1/01/27 ..........................................................        5,000,000        5,217,200
   Atlanta Water and Wastewater Revenue,
      FSA Insured, 5.00%, 11/01/34 ...........................................................       12,500,000       12,917,250
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .....................................       13,000,000       13,343,070
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series,
      5.40%, 5/01/34 .........................................................................       15,705,000       15,886,707
   Cobb County Hospital Authority Revenue, AMBAC Insured, 5.00%, 4/01/28 .....................       18,000,000       18,805,680
   De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 ...................................       12,000,000       12,837,960
   Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
      5.00%, 1/01/25 .........................................................................        5,000,000        5,264,350
   Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
      Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ...........................       10,000,000       10,632,000
   Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 .........................       20,000,000       21,498,000
   Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
      Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 ....................................        5,770,000        6,004,320
   Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, MBIA Insured, 5.00%,
      7/01/26 ................................................................................       12,800,000       13,276,672
   Metropolitan Atlanta Rapid Transit Revenue, MBIA Insured, 5.00%, 7/01/25 ..................       12,160,000       12,697,350
   Metropolitan Rapid Transit Authority Georgia Sales Tax Revenue, MBIA Insured, 5.00%,
      7/01/23 ................................................................................       10,150,000       10,712,817
(a)Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
   Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .................................        5,000,000        5,151,450
                                                                                                                    ------------
                                                                                                                     205,195,578
                                                                                                                    ------------


24 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   HAWAII 1.2%
   Hawaii State Airports System Revenue, Second Series,
      ETM, 6.90%, 7/01/12 ....................................................................      $   500,000      $   589,290
      MBIA Insured, ETM, 6.90%, 7/01/12 ......................................................          400,000          472,580
   Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
      Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ................................          600,000          610,878
      Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ................................        2,725,000        2,747,754
      St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ....................        1,100,000        1,106,050
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
      6.00%, 7/01/11 .........................................................................        1,000,000        1,043,240
      6.20%, 7/01/16 .........................................................................        2,000,000        2,080,680
      Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ................          500,000          526,780
      Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .......................................        4,000,000        4,342,520
      Kapiolani Health Obligation, 6.25%, 7/01/21 ............................................        7,350,000        7,586,376
      Queens Health System, Series A, Pre-Refunded, 6.05%, 7/01/16 ...........................        1,000,000        1,085,340
      Queens Health System, Series A, Pre-Refunded, 6.00%, 7/01/20 ...........................          120,000          130,142
      Queens Health System, Series A, Pre-Refunded, 5.75%, 7/01/26 ...........................        7,000,000        7,563,220
      Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 ......................................          600,000          627,414
      Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 ......................................        2,040,000        2,073,680
      Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 ......................................        2,410,000        2,415,615
   Hawaii State GO,
      Series BW, 6.375%, 3/01/11 .............................................................          100,000          119,188
      Series CA, 6.00%, 1/01/09 ..............................................................          100,000          113,028
      Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ..................................        5,000,000        5,797,200
   Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental Housing
      Program, Series A, Pre-Refunded,
      6.00%, 7/01/15 .........................................................................          915,000          956,989
      6.05%, 7/01/22 .........................................................................          750,000          785,550
      6.10%, 7/01/30 .........................................................................          235,000          246,217
   Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
      Series A, 7.10%, 7/01/24 ...............................................................        2,710,000        2,712,114
      Series A, 6.00%, 7/01/26 ...............................................................           10,000           10,141
      Series A, FNMA Insured, 5.75%, 7/01/30 .................................................        1,495,000        1,539,058
      Series B, 7.00%, 7/01/31 ...............................................................        6,745,000        6,875,651
   Hawaii State SFMR, HFC,
      Series A, 7.00%, 7/01/11 ...............................................................          165,000          166,934
      Series B, 6.90%, 7/01/16 ...............................................................          210,000          212,946
   Honolulu City and County GO,
      Series 1992, ETM, 6.00%, 12/01/14 ......................................................          150,000          182,179
      Series C, FGIC Insured, 5.00%, 7/01/20 .................................................        5,250,000        5,640,548
   Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ...........        1,205,000        1,241,765
   Honolulu City and County Wastewater System Revenue,
      First Bond Resolution, Senior Series, AMBAC Insured, 5.125%, 7/01/31 ...................        8,000,000        8,279,840
      Second Bond Resolution, Junior Series, FGIC Insured, 5.00%, 7/01/23 ....................       10,000,000       10,522,500
   Honolulu City and County Water Supply Board Water System Revenue, Pre-Refunded, 5.80%,
      7/01/21 ................................................................................        1,785,000        1,914,323
   Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .......................          220,000          254,881
                                                                                                                     -----------
                                                                                                                      82,572,611
                                                                                                                     -----------


                                                          Semiannual Report | 25

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   IDAHO
   Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .......................      $   605,000     $   618,358
                                                                                                                    -----------
   ILLINOIS 5.8%
   Bryant PCR, Central Illinois Light Co. Project, Refunding,
      Series A, 6.50%, 2/01/18 ...............................................................        7,200,000       7,226,784
      Series C, 6.50%, 1/01/10 ...............................................................        5,000,000       5,022,500
   Chicago Board of Education GO, Chicago School Reform, MBIA Insured, Pre-Refunded,
      6.00%, 12/01/16 ........................................................................        9,700,000      10,671,746
   Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ................................................       13,200,000      15,996,552
   Chicago Gas Supply Revenue, The People's Gas Light, Refunding, Series A, 6.10%,
      6/01/25 ................................................................................       12,000,000      12,450,600
   Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 .........        8,955,000      10,693,076
   Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
      Project, 8.20%, 12/01/24 ...............................................................       11,720,000       8,467,700
   Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ..................................        3,060,000       3,237,878
   Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 ......................          180,000         181,022
   Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 .............       10,000,000      10,601,600
   Cook County Tinley Park School District No.140 GO, Refunding, Series A, AMBAC Insured,
      6.00%, 12/01/15 ........................................................................        8,750,000       9,568,037
   Illinois Development Finance Authority Hospital Revenue,
      Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ...........................        6,030,000       6,312,385
      Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ...........................       20,000,000      20,431,800
      Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%, 11/01/27 ......        5,000,000       5,226,500
   Illinois Development Finance Authority PCR,
      Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ..............       15,200,000      15,260,800
      Illinois Power Co. Project, Series A, Pre-Refunded, 7.375%, 7/01/21 ....................       26,550,000      29,317,837
   Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
      5.50%, 5/15/21 .........................................................................       10,000,000      10,764,900
   Illinois HDA Revenue,
      MF Program, Series 1, 6.625%, 9/01/12 ..................................................       12,000,000      12,057,000
      MF Program, Series 1, 6.75%, 9/01/21 ...................................................        7,550,000       7,584,277
      MFH, Lawndale Redevelopment Project, 7.10%, 12/01/34 ...................................       20,000,000      20,850,200
      MFH, Refunding, Series A, 7.10%, 7/01/26 ...............................................        9,305,000       9,322,866
   Illinois Health Facilities Authority Revenue,
      Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
         8/15/25 .............................................................................        9,120,000      10,511,256
      Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
         7/01/18 .............................................................................        7,090,000       7,721,152
      Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 .........        2,105,000       2,513,833
      Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 .....................        2,885,000       3,065,918
      Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
         11/15/28 ............................................................................        7,500,000       7,757,775
      South Suburban Hospital, ETM, 7.00%, 2/15/18 ...........................................        4,200,000       5,358,948
      Victory Health Services, Series A, 5.75%, 8/15/27 ......................................        8,015,000       7,457,236
      Kane County School District No. 129 GO, Series A, FGIC Insured, 5.25%, 2/01/22 .........        5,285,000       5,703,519


26 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ILLINOIS (CONT.)
   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
      FGIC Insured, ETM, 6.50%, 6/15/07 ......................................................      $     5,000     $      5,078
      McCormick Place Expansion Project, Refunding, Series A, FGIC Insured, 5.25%,
         12/15/28 ............................................................................       39,580,000       41,068,208
      McCormick Place Expansion Project, Series A, 6.50%, 6/15/22 ............................            5,000            5,072
      McCormick Place Expansion Project, Series A, 6.50%, 6/15/27 ............................          555,000          562,964
      McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ..............          250,000          253,608
      McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 .............       26,795,000       27,587,596
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
      Convention Center,
      ETM, 5.75%, 7/01/06 ....................................................................          665,000          692,212
      ETM, 7.00%, 7/01/26 ....................................................................       12,000,000       16,074,120
      Pre-Refunded, 6.25%, 7/01/17 ...........................................................        3,500,000        3,813,075
   Onterie Center HFC Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ..............        4,350,000        4,419,687
   Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .......        1,000,000        1,310,530
   Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
      6.20%, 2/01/05 .........................................................................          500,000          498,820
      6.625%, 2/01/10 ........................................................................        3,050,000        3,090,504
   University of Illinois University Revenues,
      Auxiliary Facilities System, Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ........       12,000,000       12,474,120
      Auxiliary Facilities, Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ...............        5,000,000        5,101,400
   Upper River Valley Development Authority Environmental Facilities Revenue, General
      Electric Co. Project, 5.45%, 2/01/23 ...................................................        3,600,000        3,763,044
   Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...        7,130,000        7,416,769
                                                                                                                    ------------
                                                                                                                     409,472,504
                                                                                                                    ------------
   INDIANA 1.9%
   Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 .............................        1,000,000        1,017,460
   Carmel Industrial RDA County Option Income Tax Lease Rent Revenue, MBIA Insured,
      Pre-Refunded, 5.25%, 1/01/18 ...........................................................        1,090,000        1,159,226
   Eastern Hancock Middle School Building Corp. Revenue, first mortgage, Pre-Refunded,
      6.00%, 1/15/21 .........................................................................        1,000,000        1,048,300
   Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize Products Co.
      Project, Series A, 8.00%, 12/01/24 .....................................................       20,000,000       20,503,000
   Indiana Bond Bank Revenue, Special Program, Hendricks Redevelopment, Series B,
      Pre-Refunded, 6.20%, 2/01/23 ...........................................................        3,500,000        3,879,645
   Indiana Health Facility Financing Authority Hospital Revenue,
      Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/21 ......................       17,500,000       18,096,575
      Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ....................        1,200,000        1,219,812
   Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
      Refunding, 5.625%, 5/15/28 .............................................................        1,750,000        1,594,058
   Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 .......        2,000,000        2,108,200
   Indiana State Educational Facilities Authority Revenue,
      DePauw University Project, Refunding, 5.30%, 7/01/16 ...................................          600,000          646,314
      Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 .................................        2,015,000        2,112,687


                                                          Semiannual Report | 27

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   INDIANA (CONT.)
   Indiana State HFA, SFMR,
      GNMA Secured, 6.10%, 7/01/22 ...........................................................      $   350,000     $    363,209
      Refunding, Series A, 6.75%, 1/01/10 ....................................................        2,940,000        2,972,458
      Refunding, Series A, 6.80%, 1/01/17 ....................................................       12,835,000       13,017,899
   Indiana Transportation Finance Authority Highway Revenue,
      5.375%, 12/01/25 .......................................................................       12,765,000       13,660,592
      Pre-Refunded, 5.375%, 12/01/25 .........................................................        2,235,000        2,542,491
   Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
      MBIA Insured, 5.25%, 7/01/33 ...........................................................       19,020,000       19,897,012
   Jasper County EDR, Georgia-Pacific Corp. Project,
      5.625%, 12/01/27 .......................................................................        3,500,000        3,418,100
      Refunding, 6.70%, 4/01/29 ..............................................................        3,000,000        3,131,250
   Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
      8.00%, 1/01/14 .........................................................................           95,000           95,452
   New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
      5.375%, 1/15/18 ........................................................................        1,500,000        1,634,070
   New Prairie Unified School Building Corp. Revenue, first mortgage, Refunding, FSA Insured,
      5.80%, 7/05/11 .........................................................................        1,520,000        1,573,960
   Penn-Harris-Madison Multi-School Building Corp. first mortgage, FSA Insured, Pre-Refunded,
      5.90%, 7/15/14 .........................................................................        1,000,000        1,102,640
   Petersburg PCR, 5.75%, 8/01/21 ............................................................        5,000,000        5,223,750
   Purdue University of Indiana University Revenue, Student Fee, Series Q, 5.375%, 7/01/07 ...        1,355,000        1,466,666
   Rochester Community Multi-School Building Corp. Revenue, first mortgage, AMBAC Insured,
      5.20%, 1/15/18 .........................................................................        1,000,000        1,095,110
   Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 .........          750,000          761,175
   Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 .....        6,000,000        6,060,720
                                                                                                                    ------------
                                                                                                                     131,401,831
                                                                                                                    ------------
   KANSAS .5%
   Burlington PCR, Kansas Gas & Electric Co. Project, Refunding, Series A, MBIA Insured,
      5.30%, 6/01/31 .........................................................................       18,000,000       19,109,880
   Kansas State Department of Transportation and Highway Revenue, Refunding, 5.50%,
      9/01/06 ................................................................................        1,000,000        1,063,040
   Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
      Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ....................................        2,000,000        2,129,940
   Kansas State Development Finance Authority Revenue, Water Pollution Control Revolving
      Fund, Series II, 5.125%, 11/01/18 ......................................................        5,000,000        5,467,750
   Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
      11/15/18 ...............................................................................        1,875,000        1,907,306
   Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%,
      9/01/20 ................................................................................        2,500,000        2,655,625
                                                                                                                    ------------
                                                                                                                      32,333,541
                                                                                                                    ------------
   KENTUCKY 1.4%
   Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ..........................        3,100,000        3,111,749
   Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%,
      3/01/25 ................................................................................       10,000,000       10,379,200


28 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   KENTUCKY (CONT.)
   Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc.
      Project,
      Series A, 7.50%, 2/01/20 ...............................................................      $10,000,000     $ 7,000,300
      Series A, 7.125%, 2/01/21 ..............................................................        9,330,000       6,344,680
      Series B, 7.25%, 2/01/22 ...............................................................        3,350,000       2,278,134
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
      Regional Health Center Facility, Refunding and Improvement,
      5.80%, 10/01/12 ........................................................................        1,000,000         984,400
      5.85%, 10/01/17 ........................................................................        5,615,000       5,451,435
   Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
      6.10%, 3/01/08 .........................................................................       20,375,000      20,647,414
      6.20%, 3/01/18 .........................................................................       11,765,000      11,922,886
   Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing
      Trust, Series A, 6.50%, 3/01/19 ........................................................       27,160,000      27,528,561
                                                                                                                    -----------
                                                                                                                     95,648,759
                                                                                                                    -----------
   LOUISIANA 2.0%
   Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
      10/01/12 ...............................................................................       14,285,000      14,377,995
   Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
      Hospital Project, Series A, Connie Lee Insured,
      6.375%, 12/01/12 .......................................................................        4,310,000       5,148,424
      6.50%, 12/01/18 ........................................................................        5,530,000       7,096,981
      6.65%, 12/01/21 ........................................................................        3,145,000       3,157,989
   Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.875%,
      11/01/12 ...............................................................................           90,000          90,212
   De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
      Series A, 7.70%, 11/01/18 ..............................................................        2,500,000       2,612,750
   East Baton Rouge Mortgage Finance Authority, SFM Purchase,
      Series A, 6.80%, 10/01/28 ..............................................................        1,485,000       1,521,902
      Series C, 7.00%, 4/01/32 ...............................................................          215,000         215,697
   Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note,
      Series A, AMBAC Insured, 5.00%, 7/15/33 ................................................       15,000,000      15,381,900
   Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
      11/01/27 ...............................................................................        5,655,000       5,849,532
   Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
      5.55%, 6/01/32 .........................................................................        2,190,000       2,219,762
   Louisiana Local Government Environmental Facilities CDA Revenue,
      Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ........................        4,290,000       4,381,720
      MBIA Insured, 5.00%, 12/01/26 ..........................................................        5,605,000       5,808,237
   Louisiana Public Facilities Authority Revenue,
      Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ............................       10,000,000      10,622,600
      Tulane University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32 ..................        5,000,000       5,114,650
   Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ........       19,250,000      19,824,227
   Louisiana State GO, Series A, FGIC Insured, 5.00%, 11/15/19 ...............................        9,000,000       9,587,250
   New Orleans GO, Refunding, AMBAC Insured,
      6.125%, 10/01/16 .......................................................................       10,275,000      10,756,487
      6.20%, 10/01/21 ........................................................................        8,050,000       8,432,617


                                                          Semiannual Report | 29

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   LOUISIANA (CONT.)
   Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ....      $ 2,200,000     $  2,209,218
   West Feliciana Parish PCR, Gulf State Utility Co. Project,
      7.70%, 12/01/14 ........................................................................        2,000,000        2,057,740
      7.00%, 11/01/15 ........................................................................        3,050,000        3,133,662
                                                                                                                    ------------
                                                                                                                     139,601,552
                                                                                                                    ------------
   MAINE .6%
   Financial Authority Solid Waste Recycling Facilities Revenue, Great Northern Paper Co.,
      Bowater Project, 7.75%, 10/01/22 .......................................................       29,300,000       29,365,632
   Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
      6.20%, 9/01/19 .........................................................................        8,000,000        8,687,280
   Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1, 5.05%,
      11/15/16 ...............................................................................          175,000          175,362
   Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ......................        4,800,000        4,859,328
                                                                                                                    ------------
                                                                                                                      43,087,602
                                                                                                                    ------------
   MARYLAND .2%
   Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
      Improvement, FSA Insured, 6.00%, 9/01/21 ...............................................       10,110,000       10,616,410
   Price Georges County GO, Conservation Public Improvement, Series A, 5.00%, 10/01/23 .......        5,385,000        5,739,387
                                                                                                                    ------------
                                                                                                                      16,355,797
                                                                                                                    ------------
   MASSACHUSETTS 3.6%
   Massachusetts Bay Transportation Authority Revenue,
      General Transportation System, Refunding, Series C, 5.00%, 3/01/24 .....................       14,000,000       14,378,420
      General Transportation System, Series A, FGIC Insured, 5.00%, 3/01/23 ..................        1,035,000        1,064,611
      General Transportation System, Series A, FGIC Insured, Pre-Refunded, 5.00%, 3/01/23 ....        2,965,000        3,183,995
      Special Assessment, Series A, 5.25%, 7/01/30 ...........................................       32,525,000       34,513,904
   Massachusetts Special Obligation Revenue, Consolidation Loan, Series A, FGIC Insured,
      5.00%, 6/01/22 .........................................................................       15,070,000       15,915,126
   Massachusetts State Development Finance Agency Revenue, Massachusetts/Saltonstall
      Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 8/01/28 ..................        6,735,000        6,996,520
   Massachusetts State GO,
      MBIA Insured, 5.00%, 8/01/22 ...........................................................        4,100,000        4,336,898
      Refunding, Series B, ETM, 6.50%, 8/01/08 ...............................................        5,900,000        6,712,135
   Massachusetts State Health and Educational Facilities Authority Revenue,
      Berkshire Health System, Series E, 6.25%, 10/01/31 .....................................        2,250,000        2,358,630
      Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 .....................        4,500,000        4,909,365
      Harvard University, Series FF, 5.00%, 7/15/22 ..........................................       13,550,000       14,439,557
      Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 ...................        1,100,000        1,107,205
   Massachusetts State HFA Housing Projects Revenue, Refunding, Series A,
      6.30%, 10/01/13 ........................................................................          425,000          426,636
      6.375%, 4/01/21 ........................................................................          125,000          125,587
   Massachusetts State HFA Housing Revenue, SF, Series 41,
      6.30%, 12/01/14 ........................................................................        1,795,000        1,869,708
      6.35%, 6/01/17 .........................................................................        1,900,000        1,953,846
   Massachusetts State Industrial Finance Agency Health Care Facilities Revenue, Jewish
      Geriatric Services Inc., Series B,
      5.375%, 5/15/17 ........................................................................        1,965,000        2,036,683
      5.50%, 5/15/27 .........................................................................        5,000,000        5,135,900


30 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS (CONT.)
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
      5.65%, 10/01/17 ........................................................................      $ 2,295,000     $  2,413,560
      5.70%, 10/01/27 ........................................................................        7,375,000        7,678,334
   Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA
      Insured, 5.75%, 7/01/39 ................................................................       10,150,000       10,641,869
   Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
      Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 .................................        5,000,000        5,257,900
      Series A, MBIA Insured, 5.00%, 1/01/37 .................................................       52,130,000       52,770,678
      sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..........................       21,350,000       21,776,786
   Massachusetts State Water Pollution Abatement Trust Revenue,
      Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ................        5,000,000        5,125,450
      Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 ..........................        5,210,000        5,810,661
      Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ............        1,290,000        1,485,371
   Route 3 North Transportation Improvement Association Massachusetts Lease Revenue,
      MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 ............................................       16,405,000       18,549,462
                                                                                                                    ------------
                                                                                                                     252,974,797
                                                                                                                    ------------
   MICHIGAN 3.4%
   Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ..................................        6,300,000        6,447,168
   Belding Area Schools GO, FGIC Insured,
      6.10%, 5/01/26 .........................................................................          810,000          864,027
      Pre-Refunded, 6.10%, 5/01/26 ...........................................................        2,995,000        3,209,502
   Chippewa Valley School GO, Refunding, 5.125%, 5/01/27 .....................................        5,310,000        5,532,861
   Detroit City School District GO,
      School Building and Site Improvements, Series A, FGIC Insured, 5.00%, 5/01/23 ..........        2,000,000        2,107,480
      Series A, FSA Insured, 5.125%, 5/01/31 .................................................       14,925,000       15,464,837
   Detroit GO,
      Refunding, Series B, 6.375%, 4/01/06 ...................................................        7,265,000        7,474,014
      Refunding, Series B, 6.25%, 4/01/09 ....................................................          625,000          642,662
      Series A, Pre-Refunded, 6.70%, 4/01/10 .................................................        4,550,000        4,687,865
   Detroit Sewage Disposal Revenue,
      Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 ........................       10,000,000       10,355,700
      Series A, MBIA Insured, 5.00%, 7/01/27 .................................................       15,000,000       15,473,850
   Detroit Water Supply System Revenue,
      second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ....................................        5,000,000        5,445,350
      senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ....................................       17,575,000       18,034,235
      senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ....................................        6,170,000        6,444,256
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ......................        7,060,000        8,030,609
   Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ..............        8,625,000        9,066,600
   Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 ..................        4,145,000        4,404,104
   Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A, 6.25%,
      5/15/27 ................................................................................        1,750,000        1,725,010
   Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
      MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ............................................        2,500,000        2,657,825
   Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I, 5.00%,
      10/15/24 ...............................................................................       31,350,000       32,732,222
   Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
      MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ...........................................       18,000,000       21,012,480


                                                          Semiannual Report | 31

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
      Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ........      $10,000,000     $ 10,415,000
   Michigan State Trunk Line Revenue, Series A, FSA Insured,
      5.00%, 11/01/25 ........................................................................       16,250,000       16,881,150
      5.25%, 11/01/30 ........................................................................       10,000,000       10,470,200
   Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
      MBIA Insured, 5.25%, 11/15/31 ..........................................................       10,000,000       10,404,900
   Southgate Community School District GO, FGIC Insured, 5.00%, 5/01/25 ......................        5,500,000        5,700,805
   West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ...........................        5,000,000        5,162,900
                                                                                                                    ------------
                                                                                                                     240,847,612
                                                                                                                    ------------
   MINNESOTA 2.2%
   Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ..........................        9,100,000        9,143,498
   Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .........        2,500,000        2,552,725
   International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ..........        3,500,000        3,484,145
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
      Series A, FGIC Insured, 5.125%, 1/01/31 ................................................       10,000,000       10,282,700
      Series A, FGIC Insured, 5.25%, 1/01/32 .................................................       32,025,000       33,320,411
      Series A, FGIC Insured, 5.75%, 1/01/32 .................................................        5,000,000        5,489,000
      Series C, FGIC Insured, 5.25%, 1/01/26 .................................................       19,000,000       19,893,380
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
      Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................       25,810,000       28,450,105
   Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%,
      10/20/33 ...............................................................................       11,075,000       11,717,239
   Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ......       20,000,000       21,051,600
   Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%,
      10/20/33 ...............................................................................        8,240,000        8,717,838
   University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 ......................        1,250,000        1,465,650
                                                                                                                    ------------
                                                                                                                     155,568,291
                                                                                                                    ------------
   MISSISSIPPI 1.3%
   Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ............       36,500,000       36,528,105
   Jackson County Environmental Improvement Revenue, International Paper Co. Project, 6.70%,
      5/01/24 ................................................................................        3,500,000        3,752,000
   Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
      5.875%, 4/01/22 ........................................................................       40,000,000       40,260,000
      Refunding, 5.90%, 5/01/22 ..............................................................        8,250,000        8,340,255
   Mississippi State GO, Refunding, 5.75%, 12/01/12 ..........................................        2,000,000        2,338,720
                                                                                                                    ------------
                                                                                                                      91,219,080
                                                                                                                    ------------
   MISSOURI 1.2%
   Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ..................        9,095,000        9,684,902
   Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
      Series A, MBIA Insured, 5.00%, 12/01/30 ................................................       11,500,000       11,872,945
   Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
      10/15/28 ...............................................................................        8,250,000        8,345,782
   Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
      Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ......................................        4,500,000        4,657,050
      Series A, AMBAC Insured, 5.25%, 6/01/21 ................................................       17,500,000       18,867,450


32 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MISSOURI (CONT.)
   St. Louis Airport Revenue,
      Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/20 ....................      $ 5,000,000     $  5,292,600
      Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/21 ....................        7,250,000        7,622,288
      Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/27 ....................       12,390,000       12,746,460
   Taney County IDA Hospital Revenue, The Skaggs Community Hospital Association, 5.40%,
      5/15/28 ................................................................................        4,000,000        3,999,920
                                                                                                                    ------------
                                                                                                                      83,089,397
                                                                                                                    ------------
   MONTANA .8%
   Forsyth PCR,
      Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 .................       30,000,000       30,900,000
      The Montana Power Co., Refunding, MBIA Insured, 5.90%, 12/01/23 ........................       20,385,000       20,661,013
   Montana State Board of Housing Revenue, SF Program, Refunding, Series B-1, 6.25%,
      12/01/21 ...............................................................................        6,025,000        6,216,354
                                                                                                                    ------------
                                                                                                                      57,777,367
                                                                                                                    ------------
   NEBRASKA .2%
   Omaha Convention Hotel Corp. Revenue, Convention Center First Tier, Series A,
      AMBAC Insured, 5.125%, 4/01/26 .........................................................       12,500,000       13,123,750
                                                                                                                    ------------
   NEVADA 2.2%
   Clark County Airport Revenue, sub. lien,
      Series A-2, FGIC Insured, 5.125%, 7/01/27 ..............................................       10,000,000       10,421,000
      Series B, FGIC Insured, 5.25%, 7/01/31 .................................................       20,000,000       20,760,600
   Clark County IDR,
      Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 .........................       12,500,000       12,633,750
      Southwest Gas Corp., Series A, 6.50%, 12/01/33 .........................................       10,000,000       10,136,200
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
      Project, First Tier, AMBAC Insured, 5.625%,
      1/01/32 ................................................................................       21,995,000       23,918,023
      1/01/34 ................................................................................       15,000,000       16,267,500
   Henderson Health Care Facilities Revenue,Catholic Healthcare West, Series A,
      5.25%, 7/01/18 .........................................................................       13,815,000       14,070,715
      Pre-Refunded, 5.25%, 7/01/18 ...........................................................        9,870,000       10,958,760
   Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
      6.30%, 7/01/22 .........................................................................        4,500,000        4,572,675
   Nevada Housing Division Revenue, SF Program, senior issue, Refunding,
      Series A-1, 6.25%, 10/01/26 ............................................................          945,000          958,797
      Series C-2, FHA Insured, 6.75%, 10/01/26 ...............................................        1,240,000        1,259,319
   Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
      12/01/17 ...............................................................................       10,275,000       10,309,113
   Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
      1/15/23 ................................................................................        5,000,000        5,564,100
   Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%,
      12/01/14 ...............................................................................        5,000,000        5,094,250
   Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
      7/01/24 ................................................................................        5,000,000        5,209,400
                                                                                                                    ------------
                                                                                                                     152,134,202
                                                                                                                    ------------


                                                          Semiannual Report | 33

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW HAMPSHIRE .3%
   Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
      6/20/33 ................................................................................      $ 5,822,000     $  6,101,165
   New Hampshire Health and Education Facilities Authority Revenue, Exeter Project,
      6.00%, 10/01/24 ........................................................................        2,000,000        2,170,020
      5.75%, 10/01/31 ........................................................................        1,000,000        1,051,630
   New Hampshire Higher Education and Health Facilities Authority Revenue,
      New Hampshire Catholic Charities, 5.80%, 8/01/22 .......................................        1,000,000        1,000,310
      Rivier College, 5.60%, 1/01/28 .........................................................        4,590,000        4,698,921
      The Hitchcock Clinic, MBIA Insured, Pre-Refunded, 6.00%, 7/01/27 .......................        4,275,000        4,787,444
   New Hampshire State HFA, SFMR, Series E,
      6.75%, 7/01/19 .........................................................................          670,000          682,958
      6.80%, 7/01/25 .........................................................................          545,000          556,897
                                                                                                                    ------------
                                                                                                                      21,049,345
                                                                                                                    ------------
   NEW JERSEY 1.7%
   Health Care Facilities Financing Authority Revenue, FHA Insured Mortgage, Englewood
      Hospital, MBIA Insured, 5.00%, 8/01/23 .................................................        5,000,000        5,278,700
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
      Series 1, 6.00%, 1/01/19 ...............................................................        2,100,000        2,102,562
      Series 1, 6.00%, 1/01/29 ...............................................................        5,000,000        4,980,550
      Series 2, 6.125%, 1/01/19 ..............................................................        2,000,000        2,013,400
      Series 2, 6.125%, 1/01/29 ..............................................................        5,000,000        5,020,300
   New Jersey EDA Lease Revenue, International Center for Public Health Project, University
      of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............................        5,000,000        5,658,000
   New Jersey EDA Revenue,
      Cigarette Tax, 5.75%, 6/15/29 ..........................................................       20,000,000       20,568,200
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ................       10,000,000       10,348,000
      School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .................        7,500,000        7,648,500
   New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
      Refunding, Series B, MBIA Insured, 5.00%, 12/15/21 .....................................       12,400,000       13,090,060
   New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
      5.60%, 1/01/22 .........................................................................        7,500,000        8,327,100
      5.50%, 1/01/25 .........................................................................       13,000,000       14,210,820
   Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 5.75%,
      6/01/32 ................................................................................       24,225,000       22,610,646
                                                                                                                    ------------
                                                                                                                     121,856,838
                                                                                                                    ------------
   NEW MEXICO
   New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
      Pre-Refunded, 6.00%, 6/15/13 ...........................................................        1,000,000        1,157,330
                                                                                                                    ------------
   NEW YORK 14.7%
   Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
      MBIA Insured, 5.25%, 12/01/26 ..........................................................       10,000,000       10,502,700
   MTA Commuter Facilities Revenue, Series A,
      FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 .............................................        8,950,000       10,139,724
      Pre-Refunded, 5.25%, 7/01/28 ...........................................................        5,000,000        5,703,650
      Pre-Refunded, 6.125%, 7/01/29 ..........................................................       15,040,000       17,431,360


34 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   MTA Dedicated Tax Fund Revenue, Series A,
      FGIC Insured, 5.00%, 11/15/31 ..........................................................      $14,250,000     $14,640,735
      FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .............................................       12,500,000      14,556,625
      MBIA Insured, ETM, 6.25%, 4/01/11 ......................................................        1,280,000       1,528,358
   MTA Revenue, Refunding,
      Series E, 5.25%, 11/15/31 ..............................................................       10,000,000      10,411,800
      Series U, 5.125%, 11/15/31 .............................................................       20,720,000      21,331,240
   MTA Transit Facilities Revenue,
      Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ....................................        3,630,000       4,112,536
      Series A, Pre-Refunded, 6.00%, 7/01/24 .................................................        5,000,000       5,767,650
      Series A, Pre-Refunded, 5.625%, 7/01/27 ................................................       10,800,000      12,143,844
      Service Contract, Refunding, Series 8, Pre-Refunded, 5.375%, 7/01/21 ...................       15,000,000      17,437,950
   Nassau County GO,
      Improvement, Series F, 6.625%, 3/01/08 .................................................        7,325,000       8,059,478
      Water Utility Improvements, Series F, 6.625%, 3/01/07 ..................................        7,070,000       7,618,561
   Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
      Pre-Refunded, 5.75%, 8/01/29 ...........................................................       10,000,000      11,603,200
   New York City GO,
      Refunding, Series E, 6.00%, 8/01/26 ....................................................          990,000       1,053,806
      Refunding, Series H, 6.125%, 8/01/25 ...................................................       63,965,000      69,761,508
      Refunding, Series J, 6.00%, 8/01/21 ....................................................       14,940,000      16,290,576
      Series A, 6.125%, 8/01/06 ..............................................................          110,000         112,776
      Series B, 8.25%, 6/01/05 ...............................................................          575,000         595,528
      Series B, 6.20%, 8/15/06 ...............................................................        1,200,000       1,250,844
      Series B, 6.125%, 8/01/09 ..............................................................            5,000           5,126
      Series B, 6.00%, 8/15/26 ...............................................................          540,000         575,386
      Series B, ETM, 8.25%, 6/01/05 ..........................................................          425,000         440,500
      Series B, Pre-Refunded, 6.20%, 8/15/06 .................................................          300,000         313,122
      Series B, Pre-Refunded, 6.30%, 8/15/08 .................................................       26,875,000      28,082,225
      Series B, Pre-Refunded, 6.375%, 8/15/10 ................................................       21,740,000      22,729,170
      Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................        1,460,000       1,585,867
      Series D, 8.00%, 8/01/16 ...............................................................            5,000           5,074
      Series D, 5.50%, 6/01/24 ...............................................................       23,940,000      25,812,347
      Series D, Pre-Refunded, 6.00%, 2/15/25 .................................................       20,630,000      21,084,066
      Series E, 6.50%, 12/01/12 ..............................................................           20,000          20,074
      Series E, Pre-Refunded, 5.75%, 2/15/09 .................................................        5,295,000       5,407,095
      Series E, Pre-Refunded, 6.00%, 8/01/26 .................................................        2,010,000       2,180,207
      Series F, 5.25%, 1/15/23 ...............................................................       20,000,000      21,300,000
      Series F, Pre-Refunded, 6.50%, 2/15/07 .................................................        8,050,000       8,238,531
      Series F, Pre-Refunded, 6.50%, 2/15/08 .................................................        7,540,000       7,716,587
      Series F, Pre-Refunded, 6.60%, 2/15/10 .................................................       16,000,000      16,379,200
      Series F, Pre-Refunded, 6.00%, 8/01/13 .................................................       14,000,000      15,172,920
      Series F-2003, 8.20%, 11/15/04 .........................................................           30,000          30,061
      Series G, 6.00%, 10/15/26 ..............................................................       11,035,000      12,011,487
      Series G, Pre-Refunded, 6.00%, 10/15/26 ................................................        4,300,000       4,826,879
      Series H, 6.25%, 8/01/15 ...............................................................       12,730,000      14,067,414


                                                          Semiannual Report | 35

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City GO, (cont.)
      Series H, Pre-Refunded, 6.25%, 8/01/15 .................................................      $   305,000     $   341,628
      Series H, Pre-Refunded, 6.125%, 8/01/25 ................................................        1,820,000       2,032,521
      Series I, 6.25%, 4/15/13 ...............................................................        1,870,000       2,050,399
      Series I, 6.25%, 4/15/27 ...............................................................        1,540,000       1,686,623
      Series I, Pre-Refunded, 6.25%, 4/15/13 .................................................       34,740,000      38,583,286
      Series I, Pre-Refunded, 6.25%, 4/15/27 .................................................        5,460,000       6,071,029
      Series J, Pre-Refunded, 6.00%, 8/01/21 .................................................       13,320,000      14,831,154
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Refunding, 5.50%, 6/15/33 ..............................................................       55,000,000      59,292,200
      Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ......................................        4,855,000       4,991,328
      Series A, 5.75%, 6/15/30 ...............................................................        8,000,000       8,789,520
      Series A, FGIC Insured, 5.50%, 6/15/32 .................................................       10,000,000      10,753,200
      Series B, 5.75%, 6/15/29 ...............................................................       15,000,000      16,375,500
      Series B, AMBAC Insured, 5.25%, 6/15/29 ................................................        8,000,000       8,224,640
      Series B, FSA Insured, 5.25%, 6/15/29 ..................................................        4,030,000       4,143,162
      Series B, MBIA Insured, 5.75%, 6/15/26 .................................................        1,865,000       1,993,424
      Series B, MBIA Insured, Pre-Refunded, 5.75%, 6/15/26 ...................................        1,135,000       1,216,550
      Series D, 5.25%, 6/15/25 ...............................................................       10,000,000      10,688,500
      Series G, FSA Insured, 5.125%, 6/15/32 .................................................       24,215,000      25,071,485
   New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Refunding, Series C, 5.50%, 11/01/20 ...................................................        5,000,000       5,566,400
      Refunding, Series C-A, 5.50%, 11/01/24 .................................................        4,200,000       4,600,512
      Series B, 5.00%, 5/01/30 ...............................................................        7,500,000       7,693,725
      Series B, Pre-Refunded, 6.00%, 11/15/29 ................................................       10,000,000      11,721,000
      Series D, 5.00%, 2/01/27 ...............................................................       10,000,000      10,319,700
      Series E, 5.00%, 2/01/28 ...............................................................        8,885,000       9,150,573
   New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
      Pre-Refunded, 5.40%, 1/01/19 ...........................................................       15,000,000      17,061,150
   New York City Trust Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
      AMBAC Insured, 5.125%, 7/01/31 .........................................................        8,000,000       8,325,760
   New York State Dormitory Authority Lease Revenue, Court Facilities, 6.00%, 5/15/39 ........       16,000,000      17,378,880
   New York State Dormitory Authority Revenue, State University Educational Facilities,
      5.125%, 5/15/21 ........................................................................        7,165,000       7,432,899
   New York State Dormitory Authority Revenues,
      City University System Consolidated Third, Series 1, 5.25%, 7/01/25 ....................       10,000,000      10,395,900
      City University System,3rdGeneral Residence, Series 2, Pre-Refunded,
         6.00%, 7/01/20 ......................................................................       16,860,000      18,314,175
      City University System, 3rdGeneral, Series 2, Pre-Refunded, 6.00%, 7/01/26 .............        5,500,000       5,969,645
      Interfaith Medical Center, Series D, 5.40%, 2/15/28 ....................................        8,000,000       8,320,640
      Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ............................        3,710,000       4,036,814
      Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ............................          170,000         178,951
      Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 .........................       14,290,000      15,849,325
      Mental Health Services, Series A, Pre-Refunded, 5.75%, 2/15/27 .........................        4,830,000       5,330,195
      Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 ...................        5,000,000       5,222,750
      Upstate Community Colleges, Series A, 5.00%, 7/01/28 ...................................       10,000,000      10,180,700
   New York State Energy Research and Development Authority Electric Facilities Revenue,
      Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .......................        8,500,000       8,858,190


36 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York State HFA Service Contract Obligation Revenue,
      Refunding, Series C, 5.50%, 9/15/22 ....................................................      $17,505,000     $   18,476,703
      Series A, Pre-Refunded, 6.50%, 3/15/25 .................................................       10,000,000         10,601,700
   New York State HFAR,
      Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ..................       14,070,000         14,342,817
      Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ............        4,860,000          5,148,684
      Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...........        3,760,000          3,979,170
   New York State Medical Care Facilities Finance Agency Revenue,
      Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%,
         2/15/34 .............................................................................        3,215,000          3,288,141
      Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ...............        7,600,000          7,853,612
   New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
      FSA Insured, Pre-Refunded, 6.00%, 4/01/14                                                       1,420,000          1,665,901
   New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
      Pre-Refunded,
         6.25%, 4/01/14 ......................................................................       11,600,000         12,045,440
         5.75%, 4/01/16 ......................................................................       13,200,000         14,174,688
   New York State Urban Development Corp. Revenue,
      Correctional Capital Facilities, Series 5, Pre-Refunded, 6.10%, 1/01/12 ................        7,685,000          7,892,188
      senior lien, Corporate Purpose, 5.50%, 7/01/05 .........................................          400,000            409,780
      Youth Facilities, Pre-Refunded, 6.00%, 4/01/17 .........................................       11,720,000         13,056,080
   Onondaga County GO,
      5.875%, 2/15/12 ........................................................................          300,000            350,904
      ETM, 5.875%, 2/15/12 ...................................................................          700,000            828,744
   Triborough Bridge and Tunnel Authority Revenues, General Purpose,
      Refunding, Series A, 5.00%, 1/01/27 ....................................................        5,000,000          5,142,050
      Refunding, Series A, 5.00%, 1/01/32 ....................................................       20,000,000         20,445,400
      Series B, Pre-Refunded, 5.50%, 1/01/30 .................................................       15,000,000         17,109,000
      Series X, ETM, 6.625%, 1/01/12 .........................................................        1,800,000          2,171,394
      Series Y, ETM, 5.90%, 1/01/07 ..........................................................          500,000            541,580
      Series Y, ETM, 6.00%, 1/01/12 ..........................................................        1,000,000          1,157,200
                                                                                                                    --------------
                                                                                                                     1,039,762,996
                                                                                                                    --------------
   NORTH CAROLINA 3.0%
   Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
      5.90%, 1/15/16 .........................................................................        7,010,000          7,394,779
      Pre-Refunded, 5.90%, 1/15/16 ...........................................................        2,890,000          3,081,838
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series A, 5.75%, 1/01/26 ....................................................       65,350,000         68,693,959
      Refunding, Series B, 6.00%, 1/01/22 ....................................................        1,250,000          1,423,938
      Refunding, Series B, 6.25%, 1/01/23 ....................................................       39,030,000         45,678,370
      Refunding, Series B, 5.75%, 1/01/24 ....................................................       35,140,000         37,151,414
      Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ......................................        1,280,000          1,290,125
      Refunding, Series D, 5.125%, 1/01/23 ...................................................       12,000,000         12,276,240
      Refunding, Series D, 5.125%, 1/01/26 ...................................................        3,000,000          3,028,680
      Refunding, Series D, 6.75%, 1/01/26 ....................................................        5,000,000          5,569,450
      Series B, 6.00%, 1/01/05 ...............................................................        1,355,000          1,362,832
      Series D, 6.70%, 1/01/19 ...............................................................        2,000,000          2,258,740


                                                          Semiannual Report | 37

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NORTH CAROLINA (CONT.)
   North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
      FSA Insured, 4.75%, 9/01/24 ............................................................      $ 6,970,000     $  7,013,144
   University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 .........        5,000,000        5,303,900
   Winston-Salem Water and Sewer System Revenue, Refunding, Pre-Refunded, 5.125%,
      6/01/28 ................................................................................       11,000,000       12,469,050
                                                                                                                    ------------
                                                                                                                     213,996,459
                                                                                                                    ------------
   NORTH DAKOTA .1%
   Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
      6.05%, 1/01/19 .........................................................................        9,130,000        9,375,414
                                                                                                                    ------------
   OHIO 3.3%
   Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
      Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ...............................        9,250,000        9,514,735
   Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
      12/01/26 ...............................................................................        6,085,000        6,341,726
      12/01/27 ...............................................................................        3,185,000        3,309,725
   Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ...................       20,000,000       20,295,200
   Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ..........        5,000,000        5,176,850
   Columbus City School District GO, School Facilities Construction and Improvement,
      FGIC Insured, 5.00%, 12/01/28 ..........................................................       16,000,000       16,540,480
   Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ..........       17,100,000       19,009,215
   Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
      Refunding,
      Series A, 5.625%, 2/01/18 ..............................................................        6,000,000        6,098,700
      Series E, 6.05%, 10/01/09 ..............................................................        4,000,000        4,205,560
      Series F, 6.05%, 10/01/09 ..............................................................        2,750,000        2,891,322
   Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation
      Bonds, MBIA Insured, 5.00%, 12/01/27 ...................................................        7,500,000        7,739,475
   Hamilton County Sales Tax Revenue, Series B, AMBAC Insured, 5.25%, 12/01/32 ...............       10,000,000       10,535,800
   Montgomery County Health Systems Revenue, Series B-2, Pre-Refunded, 8.10%, 7/01/18 ........       10,955,000       12,180,096
   Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
      Pre-Refunded,
      5.50%, 12/01/10 ........................................................................        1,300,000        1,443,013
      5.60%, 12/01/11 ........................................................................        1,000,000        1,112,960
      5.65%, 12/01/12 ........................................................................          925,000        1,052,234
   Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
      5.375%, 12/01/20 .......................................................................        4,275,000        4,764,829
      5.45%, 12/01/25 ........................................................................        3,000,000        3,277,620
   Ohio State Air Quality Development Authority Revenue, Dayton Power and Light Co.
      Project, Refunding, 6.10%, 9/01/30 .....................................................       12,000,000       12,057,360
   Ohio State Water Development Authority Pollution Control Facilities Revenue, Water
      Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 .................       18,000,000       19,546,560
   Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A,
      6.40%, 8/15/27 .........................................................................        3,250,000        3,276,552
   Pickerington Local School District GO, School Facilities Construction and Improvement,
      FGIC Insured, 5.00%, 12/01/28 ..........................................................       15,000,000       15,431,400
   Springboro Community City School District GO, School Improvement, MBIA Insured, 5.00%,
      12/01/27 ...............................................................................       10,350,000       10,773,212


38 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
      1/01/29 ................................................................................     $11,305,000      $ 13,018,273
   University of Cincinnati COP,
      Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 .........................       4,000,000         4,137,960
      University Center Project, MBIA Insured, 5.125%, 6/01/24 ...............................      10,500,000        10,781,085
   University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%,
      6/01/24 ................................................................................       5,000,000         5,345,800
                                                                                                                    ------------
                                                                                                                     229,857,742
                                                                                                                    ------------
   OKLAHOMA .6%
   Stillwater Medical Center Authority Revenue,
      Series A, 6.10%, 5/15/09 ...............................................................       2,340,000         2,545,218
      Series B, 6.35%, 5/15/12 ...............................................................       1,150,000         1,256,318
      Series B, 6.50%, 5/15/19 ...............................................................       3,390,000         3,693,947
   Tulsa Municipal Airport Trust Revenue,
      American Airlines Inc.,7.35%, 12/01/11 .................................................       4,000,000         3,901,880
      American Airlines Inc.,6.25%, 6/01/20 ..................................................      18,530,000        14,303,122
      AMR Corp., Refunding, Series B, 6.00%, 6/01/35 .........................................      10,000,000         9,079,100
   Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project, Series A,
      Pre-Refunded, 6.25%, 2/15/14 ...........................................................       2,000,000         2,110,240
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
      6.00%, 8/15/14 .........................................................................       4,000,000         4,120,680
                                                                                                                    ------------
                                                                                                                      41,010,505
                                                                                                                    ------------
   OREGON .7%
   Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ................      10,500,000        10,978,695
   Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
      6/15/20 ................................................................................       4,000,000         4,497,080
   Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
      10/15/13 ...............................................................................       1,250,000         1,505,375
   Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
      Pre-Refunded, 6.00%, 5/01/26 ...........................................................      10,000,000        11,682,700
   Oregon State EDR, Georgia Pacific Corp. Project,
      Refunding, Series 183, 5.70%, 12/01/25 .................................................       3,500,000         3,484,950
      Series CLVII, 6.35%, 8/01/25 ...........................................................       5,500,000         5,533,880
   Oregon State GO,
      Series LX, 6.75%, 5/01/05 ..............................................................       1,000,000         1,023,900
      State Board of Higher Education, Series A, 5.00%, 8/01/26 ..............................      12,000,000        12,373,080
                                                                                                                    ------------
                                                                                                                      51,079,660
                                                                                                                    ------------
   PENNSYLVANIA 4.7%
   Allegheny County Hospital Development Authority Revenue, Health System, Series A,
      MBIA Insured, 6.50%, 11/15/30 ..........................................................      10,000,000        11,847,200
   Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
      5.50%, 12/01/29 ........................................................................      10,000,000        10,127,500
   Series A, 6.70%, 12/01/20 .................................................................       5,250,000         5,376,787
   Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%,
      3/01/29 ................................................................................      10,000,000        10,283,400
   Berks County GO, AMBAC Insured, 5.00%, 11/15/25 ...........................................       5,000,000         5,128,250


                                                          Semiannual Report | 39

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ................      $ 5,000,000     $  5,709,100
   Delaware County Authority University Revenue, Villanova University, Series A,
      MBIA Insured, 5.00%, 12/01/18 ..........................................................        7,090,000        7,477,469
   Delaware River Port Authority Pennsylvania and New Jersey Delaware River
      Bridges Revenue, FSA Insured, 5.75%,
         1/01/22 .............................................................................        8,500,000        9,566,325
         1/01/26 .............................................................................       10,000,000       11,108,300
   Delaware Valley Regional Finance Authority Local Government Revenue,
      Series B, AMBAC Insured, 5.60%, 7/01/17 ................................................        5,000,000        5,919,750
   Erie Water Authority Water Revenue, Series A, MBIA Insured, 5.20%, 12/01/30 ...............       18,700,000       19,473,806
   Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
      Series A, MBIA Insured, 6.15%, 8/01/29 .................................................        4,000,000        4,201,960
   Montgomery County IDA Retirement Community Revenue, Act Retirement-Life
      Communities, 5.25%, 11/15/28 ...........................................................        2,500,000        2,473,025
   Northampton County General Purpose Authority Revenue, County Agreement,
      FSA Insured, 5.25%, 10/01/30 ...........................................................       12,150,000       12,783,501
   Pennsylvania EDA Financing Authority Revenue, MacMillan, LP Project,
      Pre-Refunded, 7.60%, 12/01/20 ..........................................................        5,000,000        5,390,900
   Pennsylvania EDA Financing Resources Recovery Revenue, Colver Project,
      Series D, 7.125%, 12/01/15 .............................................................       13,500,000       13,820,625
   Pennsylvania State GO, First Series, FGIC Insured, 5.00%, 2/01/20 .........................        5,000,000        5,337,400
   Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 .............        5,850,000        6,049,778
   Philadelphia Authority for Industrial Development Lease Revenue, Series B,
      FSA Insured, 5.25%, 10/01/30 ...........................................................       15,630,000       16,286,147
   Philadelphia Gas Works Revenue,
         Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 .......................................        5,000,000        5,148,400
         Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ..............................        5,000,000        5,065,950
   Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 .............................................        5,000,000        5,113,500
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
         Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
            5.30%, 1/01/18 ...................................................................        3,275,000        3,460,856
         Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
            5.35%, 1/01/23 ...................................................................        5,690,000        5,912,820
         Mortgage, North Philadelphia Health Systems, Series A, FHA Insured,
            5.375%, 1/01/28 ..................................................................        3,700,000        3,819,880
         Temple University Hospital, 5.875%, 11/15/23 ........................................        5,000,000        5,004,300
   Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured,
      5.25%, 9/01/29 .........................................................................       15,000,000       15,704,100
   Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded,
      5.75%, 2/01/30 .........................................................................       14,050,000       16,225,924
   Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
      5.00%, 11/01/31 ........................................................................       25,000,000       25,713,000
   Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue,
      AMBAC Insured, 5.125%, 2/01/35 .........................................................       15,000,000       15,362,100
   Pittsburgh and Allegheny County Public Auditorium Revenue,
      Regional Asset District Sales Tax, AMBAC Insured, 5.25%, 2/01/31 .......................        5,000,000        5,218,600
   State Public School Building Authority School Revenue,
         Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ..................        9,500,000        9,815,780
         Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 ...................       32,000,000       32,897,600
   Washington County Authority Revenue, Capital Projects and Equipment Program,
      Refunding, AMBAC Insured, 6.15%, 12/01/29 ..............................................        5,000,000        5,325,100
                                                                                                                    ------------
                                                                                                                     328,149,133
                                                                                                                    ------------


40 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   RHODE ISLAND .5%
   Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 .................      $ 9,900,000     $10,002,267
   Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence,
      Series A, AMBAC Insured, 6.70%, 1/01/15 ................................................        2,200,000       2,260,742
   Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing,
      Series A,
         5.875%, 9/15/23 .....................................................................        2,000,000       2,018,720
         6.00%, 9/15/33 ......................................................................        3,00,0000       3,031,620
   Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
         Refunding, Series 25-A, 4.95%, 10/01/16 .............................................          140,000         141,746
         Series 10-A, 6.50%, 10/01/22 ........................................................          475,000         475,902
         Series 10-A, 6.50%, 4/01/27 .........................................................          265,000         265,612
         Series 15-A, 6.85%, 10/01/24 ........................................................          620,000         628,488
   Rhode Island State Health and Educational Building Corp. Revenue,
         Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 ........................        8,400,000       8,900,472
         Hospital Financing, Lifespan Obligation Group, 6.375%, 8/15/21 ......................        7,000,000       7,506,380
                                                                                                                    -----------
                                                                                                                     35,231,949
                                                                                                                    -----------
   SOUTH CAROLINA .7%
   Beaufort-Jasper Water and Sewer Authority Waterworks and Sewer System Revenue,
      Refunding, FSA Insured, 5.00%, 3/01/26 .................................................        7,750,000       8,047,987
   Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
      10/01/28 ...............................................................................        8,000,000       8,308,560
   South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ....       31,835,000      33,400,009
                                                                                                                    -----------
                                                                                                                     49,756,556
                                                                                                                    -----------
   SOUTH DAKOTA .2%
   South Dakota Health and Educational Facilities Authority Revenue, Avera Health Issue,
      AMBAC Insured, 5.25%, 7/01/22 ..........................................................       15,425,000      16,746,305
                                                                                                                    -----------
   TENNESSEE .3%
   Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
      Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 ..............        7,000,000       7,952,700
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
      Refunding and Improvement, Series A, FSA Insured, 5.00%, 1/01/22 .......................        5,000,000       5,273,700
   Memphis GO, 5.00%, 4/01/17 ................................................................        3,000,000       3,174,030
   Metropolitan Government Nashville and Davidson County District Energy Revenue, Series A,
      AMBAC Insured, 5.00%, 10/01/25 .........................................................        5,460,000       5,713,781
   Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
      7/01/15 ................................................................................          765,000         782,113
                                                                                                                    -----------
                                                                                                                     22,896,324
                                                                                                                    -----------
   TEXAS 5.7%
   Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ..........       10,000,000      10,300,900
   Austin Utility System Revenue, Refunding, FGIC Insured, 6.25%, 5/15/16 ....................        7,755,000       7,922,120
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
      Services, FSA Insured, ETM,
         6.00%, 11/15/15 .....................................................................        7,500,000       7,938,300
         6.10%, 11/15/23 .....................................................................        8,300,000       8,747,038
   Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ....................................           35,000          35,037


                                                          Semiannual Report | 41

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Bexar County HFC, MFHR,
      American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ...................      $ 6,000,000     $ 6,268,920
      Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ................        1,000,000       1,072,450
      Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 .................        2,845,000       3,047,109
   Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
      5.875%, 5/01/22 ........................................................................        2,860,000       2,972,341
      6.35%, 5/01/25 .........................................................................        1,890,000       1,968,643
   Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2,
      6.80%, 12/01/04 ........................................................................          825,000         827,335
   Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ...........................................        2,005,000       2,097,711
   Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ...................................        1,000,000       1,090,920
   Castleberry ISD Revenue, Refunding, 6.00%, 8/15/25 ........................................          175,000         186,464
   Dallas ISD, GO, Refunding, 5.25%, 2/15/20 .................................................        2,000,000       2,168,320
   Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
      FGIC Insured, 5.625%, 11/01/26 .........................................................       85,000,000      91,157,400
   Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ................        4,175,000       4,746,265
   Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 ..................................        9,900,000      10,312,335
   Edcouch Elsa ISD, GO, 5.50%, 2/15/30 ......................................................        2,000,000       2,134,600
   Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp.
      Projects, Refunding, 5.50%, 9/01/17 ....................................................        3,250,000       3,378,830
   Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
      4/01/32 ................................................................................        3,000,000       3,051,300
   Harris County GO, Permanent Improvement, Refunding, 4.75%, 10/01/28 .......................        5,000,000       5,003,050
   Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ...................        2,500,000       2,699,300
   Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ..........        2,000,000       2,126,560
   Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
      FGIC Insured, 5.125%, 3/01/28 ..........................................................       15,000,000      15,559,800
   Houston GO, Refunding, Public Improvement, MBIA Insured, 5.00%, 3/01/25 ...................        5,000,000       5,176,350
   Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
      Pre-Refunded,
         5.00%, 12/01/25 .....................................................................        9,710,000      10,714,597
         5.25%, 12/01/30 .....................................................................       14,000,000      15,829,240
   Joshua ISD, GO, Refunding, Series B, 6.125%, 2/15/26 ......................................           20,000          20,071
   Keller ISD, GO, Refunding, 5.375%, 8/15/25 ................................................        1,500,000       1,587,195
   Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ...........................................        1,000,000       1,167,390
   Laredo ISD, GO, 5.25%, 8/01/24 ............................................................        4,000,000       4,205,040
   Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ...............        2,130,000       2,366,302
   Lower Colorado River Authority Revenue,
         Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ...................        2,000,000       2,058,320
         Refunding, FSA Insured, 5.00%, 5/15/31 ..............................................       10,000,000      10,220,100
   Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
      12/01/17 ...............................................................................          325,000         338,965
   Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
      Refunding, 6.00%, 7/01/28 ..............................................................       19,200,000      19,259,712
   North Central Texas Health Facility Development Corp. Revenue,
         Children's Medical Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 ..........       19,335,000      20,636,439
         Texas Health Resources System, Series B, MBIA Insured, 5.125%, 2/15/22 ..............        5,985,000       6,258,934
   Northside ISD, GO, Refunding, 5.00%, 2/15/26 ..............................................        2,500,000       2,573,100


42 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
      5.60%, 1/01/27 .........................................................................      $ 6,000,000     $  5,036,940
      Series A, 5.60%, 4/01/18 ...............................................................        4,500,000        3,943,170
   Onalaska ISD, GO, 5.375%, 2/15/32 .........................................................        2,840,000        2,989,072
   Pasadena GO, Certificates of Obligation, FGIC Insured, 5.25%, 4/01/32 .....................        3,000,000        3,120,600
   Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ..............        4,000,000        4,157,400
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
      12/01/22 ...............................................................................       15,000,000       15,366,000
   Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
      Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ...................       12,000,000       12,933,000
   Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 .......        2,500,000        2,810,075
   Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
      6.10%, 4/01/18 .........................................................................        9,000,000        9,660,690
   San Antonio Water Revenue,
      Refunding, FSA Insured, 5.00%, 5/15/28 .................................................        5,000,000        5,135,650
      Systems, Refunding, FSA Insured, 5.00%, 5/15/25 ........................................        5,000,000        5,190,500
   Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
      9/01/25 ................................................................................        5,000,000        5,196,550
   Tarrant County Health Facilities Development Corp. Health System Revenue, Harris Methodist
      Health System, FGIC Insured, ETM, 6.00%, 9/01/24 .......................................        4,000,000        4,809,760
   Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
      Series C, 5.75%,
      8/15/18 ................................................................................        1,570,000        1,500,794
      8/15/28 ................................................................................        3,900,000        3,552,237
   Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
      10/01/20 ...............................................................................          500,000          667,520
   Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%,
      12/01/25 ...............................................................................        1,000,000        1,028,650
   Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 .............................          900,000          929,133
   Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
      Project,
      Series A, MBIA Insured, 5.50%, 11/01/17 ................................................        1,735,000        1,869,792
      Series D, FSA Insured, 5.375%, 11/01/27 ................................................       13,080,000       13,709,017
   University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
      8/15/20 ................................................................................        1,000,000        1,141,440
   Wylie ISD, GO,
      Pre-Refunded, 7.00%, 8/15/24 ...........................................................          660,000          818,162
      Refunding, 7.00%, 8/15/24 ..............................................................          340,000          421,243
                                                                                                                    ------------
                                                                                                                     405,212,198
                                                                                                                    ------------
   U.S. TERRITORIES 2.5%
   Children's Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.375%,
      5/15/33 ................................................................................       23,595,000       21,501,888
   District of Columbia GO,
      FGIC Insured, 5.00%, 6/01/28 ...........................................................       22,475,000       22,972,821
      Series A, FSA Insured, 5.375%, 6/01/24 .................................................        3,580,000        3,840,194
      Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 ...................................        1,420,000        1,605,566
      Series E, MBIA Insured, ETM, 6.00%, 6/01/13 ............................................           15,000           15,196


                                                          Semiannual Report | 43

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
      6.50%, 5/15/33 .........................................................................      $35,000,000     $ 33,096,700
   Puerto Rico Commonwealth GO,
      AMBAC Insured, Pre-Refunded, 5.40%, 7/01/25 ............................................          250,000          267,910
      Public Improvement, Pre-Refunded, 5.75%, 7/01/17 .......................................          250,000          276,485
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series Y,
      5.00%, 7/01/36 .........................................................................       62,000,000       63,483,040
      5.50%, 7/01/36 .........................................................................        7,000,000        7,576,380
   Puerto Rico Electric Power Authority Revenue, Series X, Pre-Refunded, 5.50%, 7/01/25 ......          200,000          204,810
   Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
      First Portfolio, 6.25%, 4/01/29 ........................................................          130,000          133,306
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
      Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ...............................          350,000          357,854
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
      Financing Authority Industrial Revenue,
         Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ........................................          850,000          872,942
         Teacher's Retirement System Revenue Series B, ETM, 5.50%, 7/01/21 ...................          250,000          264,045
   Puerto Rico PBA Revenue, Government Facilities, Series D,
      5.25%, 7/01/27 .........................................................................        3,265,000        3,421,981
      Pre-Refunded, 5.25%, 7/01/27 ...........................................................        8,735,000        9,917,282
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ................          285,000          294,736
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.50%, 10/01/18 ........................................................................        1,400,000        1,474,270
      5.50%, 10/01/22 ........................................................................        5,000,000        5,181,050
      5.625%, 10/01/25 .......................................................................        1,900,000        1,969,616
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
      7/01/18 ................................................................................          500,000          509,255
                                                                                                                    ------------
                                                                                                                     179,237,327
                                                                                                                    ------------
   UTAH .6%
   Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding, Series A,
      7.50%, 2/01/10 .........................................................................        5,050,000        5,164,887
   Intermountain Power Agency Power Supply Revenue,
      ETM, 6.15%, 7/01/14 ....................................................................       16,225,000       17,532,410
      Series A, 6.15%, 7/01/14 ...............................................................        8,775,000        9,557,906
   Salt Lake County College Revenue, Westminster College Project,
      5.70%, 10/01/17 ........................................................................        1,000,000        1,056,280
      5.75%, 10/01/27 ........................................................................        1,000,000        1,036,670
      5.625%, 10/01/28 .......................................................................        3,305,000        3,454,089
   South Jordan Sales Tax Revenue, AMBAC Insured, 5.20%, 8/15/26 .............................        4,770,000        4,968,671
   Utah State HFAR, SFM,
      Series B, 6.55%, 7/01/19 ...............................................................          105,000          107,319
      Series B, 6.55%, 7/01/26 ...............................................................          475,000          483,906
      Series E-1, 6.65%, 7/01/20 .............................................................          180,000          183,980
                                                                                                                    ------------
                                                                                                                      43,546,118
                                                                                                                    ------------


44 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   VERMONT .4%
   Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 ........................      $ 5,780,000      $ 5,959,931
   Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
      Series A, AMBAC Insured, 6.125%, 12/01/27 ..............................................       13,000,000       14,805,440
   Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ..............................................        3,375,000        3,459,780
                                                                                                                     -----------
                                                                                                                      24,225,151
                                                                                                                     -----------
   VIRGINIA .3%
   Henrico County IDA Public Facilities Lease Revenue, Regional Jail Project, Pre-Refunded,
      6.00%, 8/01/15 .........................................................................        7,250,000        7,475,548
   Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
      7/01/18 ................................................................................        2,000,000        2,118,160
   Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
      MBIA Insured, 5.35%, 7/01/31 ...........................................................       10,000,000       10,281,000
                                                                                                                     -----------
                                                                                                                      19,874,708
                                                                                                                     -----------
   WASHINGTON 2.5%
   Bellingham Housing Authority Revenue,
      Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 .................................          200,000          200,000
      Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured, 5.20%,
         11/01/27 ............................................................................          200,000          203,022
   Chelan County PUD No. 1 Chelan Hydroelectric Consolidated System Revenue, Division V,
      Series A, 5.65%, 7/01/32 ...............................................................        5,000,000        5,198,550
   Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I, Series A,
      FSA Insured, 5.25%, 7/01/33 ............................................................          200,000          205,000
   Clark County PUD No. 1 Generating System Revenue,
      FGIC Insured, ETM, 6.00%, 1/01/08 ......................................................          200,000          222,496
      Refunding, FSA Insured, 5.50%, 1/01/25 .................................................       15,015,000       16,301,485
   Clark County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.70%, 12/01/16 ...................          200,000          214,984
   Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, Pre-Refunded,
      6.00%, 1/01/15 .........................................................................          100,000          102,680
   Energy Northwest Electric Revenue, Columbia Generating, Refunding, Series B, FSA Insured,
      5.35%, 7/01/18 .........................................................................       11,500,000       12,650,460
   Grant County PUD No. 2 Priest Rapids Hydro Electric Revenue, Second Series B,
      MBIA Insured, 5.875%, 1/01/26 ..........................................................          100,000          104,431
   Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
      Second Series A, MBIA Insured, 5.20%, 1/01/23 ..........................................          250,000          261,005
      Series D, FSA Insured, 5.20%, 1/01/23 ..................................................        6,000,000        6,371,220
   King County GO, Sewer,
      Pre-Refunded, 5.875%, 1/01/15 ..........................................................          100,000          102,660
      Refunding, Series C, 6.25%, 1/01/32 ....................................................        8,715,000        9,586,587
   King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 .............          175,000          176,505
   King County School District No. 400 Mercer Island GO, Pre-Refunded, 5.90%, 12/01/15 .......          100,000          106,219
   King County School District No. 412 Shoreline, Pre-Refunded, 6.10%, 6/01/13 ...............          100,000          102,447
   King County School District No. 415 Kent GO, FSA Insured, Pre-Refunded, 5.875%,
      6/01/16 ................................................................................          200,000          212,360
   Pierce County EDC Solid Waste Revenue, Occidental Petroleum Corp., 5.80%, 9/01/29 .........        4,360,000        4,388,384
   Pierce County School District No. 320 Sumner GO, FSA Insured, 6.00%, 12/01/14 .............        2,000,000        2,334,660


                                                          Semiannual Report | 45

FRANKLIN FEDERAL TAX-FREE INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WASHINGTON (CONT.)
   Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ............      $ 5,000,000     $  5,427,650
   Pierce County Sewer Revenue, 5.70%, 2/01/17 ...............................................          100,000          104,068
   Port Seattle Revenue, Refunding,
      MBIA Insured, 5.00%, 7/01/33 ...........................................................       10,000,000       10,189,400
      Series A, FGIC Insured, 5.00%, 4/01/31 .................................................       21,680,000       22,046,392
   Seattle Housing Authority Low Income Housing Assistance Revenue, Kin On Project, 7.40%,
      11/20/36 ...............................................................................           99,000          109,066
   Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ................................       10,000,000       10,670,600
   Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ...............................          300,000          313,485
   Snohomish County GO, MBIA Insured, Pre-Refunded, 5.90%, 12/01/15 ..........................          100,000          100,337
   Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ........................          200,000          204,942
   Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ............................................        7,000,000        8,436,260
   Spokane County GO, Refunding, Pre-Refunded, 6.00%, 12/01/14 ...............................          130,000          140,529
   Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 ..............           15,000           15,067
   Sunnyside GO, MBIA Insured, Pre-Refunded, 6.10%, 12/01/14 .................................          100,000          100,353
   Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .......................................          300,000          321,246
   Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ...............          100,000          102,420
   Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
      5.125%, 6/01/22 ........................................................................        2,925,000        3,118,489
      5.25%, 6/01/33 .........................................................................        9,770,000       10,210,236
   Washington State GO,
      Motor Vehicle Fuel Tax, Series 1995D, DD-15 and R-95C, Pre-Refunded, 6.00%,
         9/01/20 .............................................................................          240,000          248,198
      Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 .........................       10,000,000       10,333,000
      Series A, FGIC Insured, 5.00%, 7/01/27 .................................................       10,000,000       10,333,000
      Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .................................       10,120,000       10,702,204
   Washington State Health Care Facilities Authority Revenue,
      Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 .................................          250,000          258,162
      Providence Services, MBIA Insured, 5.50%, 12/01/26 .....................................        6,000,000        6,401,700
   Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran University
      Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 ................................          200,000          208,228
   Washington State Housing Finance Commission Revenue, SF Program, Series 3A,
      GNMA Secured, 5.75%, 12/01/28 ..........................................................           70,000           71,691
   Washington State Public Power Supply System Revenue, Nuclear Project No. 2, Refunding,
      Series A, 6.30%, 7/01/12 ...............................................................        7,700,000        9,137,436
                                                                                                                    ------------
                                                                                                                     178,349,314
                                                                                                                    ------------
   WEST VIRGINIA .5%
   Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
      6.50%, 4/01/25 .........................................................................        3,500,000        3,625,615
      Refunding, 5.40%, 5/01/25 ..............................................................       10,000,000       10,075,500
   Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 ....................................        2,400,000        2,416,272
   West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ...........................       10,000,000       10,780,200
   West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
      AMBAC Insured, 5.00%, 11/01/29 .........................................................        7,500,000        7,774,725
                                                                                                                    ------------
                                                                                                                      34,672,312
                                                                                                                    ------------


46 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WISCONSIN .7%
   Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ................................      $ 2,200,000     $    2,206,446
   Wisconsin Housing and EDA Homeownership Revenue, Refunding, Series A, 6.10%,
      11/01/10 ...............................................................................        8,545,000          8,844,588
   Wisconsin State Health and Educational Facilities Authority Revenue,
      Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ..................       21,050,000         21,883,369
      Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 .................................        1,500,000          1,536,915
      Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 .................................        1,000,000          1,007,650
      Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 .............................        6,500,000          6,822,465
      Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 .............................        7,500,000          7,872,075
   Wisconsin State Petroleum Inspection Fee Revenue, Series A, Pre-Refunded, 6.00%,
      7/01/11 ................................................................................        1,500,000          1,571,130
                                                                                                                    --------------
                                                                                                                        51,744,638
                                                                                                                    --------------
   WYOMING
   Wyoming CDA, MFMR, Series A,
      6.90%, 6/01/12 .........................................................................          325,000            325,214
      6.95%, 6/01/24 .........................................................................          815,000            815,791
                                                                                                                    --------------
                                                                                                                         1,141,005
                                                                                                                    --------------
   TOTAL BONDS (COST $6,462,700,651) .........................................................                       6,559,560,287
                                                                                                                    --------------
   ZERO COUPON/STEP-UP BONDS 4.8%
   CALIFORNIA 1.3%
   Foothill/Eastern Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, 1/15/24 ...............................................       65,000,000         21,101,600
      Convertible Capital Appreciation, Refunding, 1/15/23 ...................................       35,000,000         27,717,200
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
         1/15/21 .............................................................................       50,000,000         43,022,000
      senior lien, ETM, 1/01/23 ..............................................................        7,000,000          2,978,920
                                                                                                                    --------------
                                                                                                                        94,819,720
                                                                                                                    --------------
   COLORADO .1%
   Colorado Springs Airport Revenue, Series C,
      1/01/05 ................................................................................        1,610,000          1,603,818
      1/01/07 ................................................................................        1,675,000          1,567,264
      1/01/08 ................................................................................          800,000            719,576
      1/01/11 ................................................................................        1,450,000          1,114,977
                                                                                                                    --------------
                                                                                                                         5,005,635
                                                                                                                    --------------
   FLORIDA .1%
   Florida State Mid-Bay Bridge Authority Revenue, Series A,
      AMBAC Insured, 10/01/24 ................................................................        3,000,000          1,082,520
      senior lien, AMBAC Insured, 10/01/23 ...................................................        5,000,000          1,928,050
   Miami-Dade County Special Obligation Revenue, Sub Series B, MBIA Insured, 10/01/34 ........        5,500,000          1,056,825
                                                                                                                    --------------
                                                                                                                         4,067,395
                                                                                                                    --------------


                                                          Semiannual Report | 47

FRANKLIN FEDERAL TAX-FREE INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   ILLINOIS 1.0%
   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
      Capital Appreciation, 2002, Series A, FGIC Insured, 6/15/08 ............................      $   185,000     $   167,419
      Capital Appreciation, 2002, Series A, FGIC Insured, 6/15/09 ............................          235,000         203,331
      Capital Appreciation, 2002, Series A, FGIC Insured, ETM, 6/15/08 .......................        7,000,000       6,375,600
      Capital Appreciation, 2002, Series A, FGIC Insured, ETM, 6/15/09 .......................        9,275,000       8,105,794
      Capital Appreciation, McCormick Place, Refunding, Series B, 6/15/22 ....................       30,000,000      17,394,000
      Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, 6/15/20 ......        8,240,000       6,244,437
      Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, 6/15/21 ......        6,000,000       4,503,000
      Capital Appreciation, Series A, FGIC Insured, ETM, 6/15/08 .............................        1,315,000       1,197,702
      Capital Appreciation, Series A, FGIC Insured, ETM, 6/15/09 .............................        1,490,000       1,302,171
      McCormick Place Expansion Project, Series A, FGIC Insured, 6/15/10 .....................          155,000         127,413
      McCormick Place Expansion Project, Series A, FGIC Insured, ETM, 6/15/10 ................        7,845,000       6,509,624
      McCormick Place Expansion Project, Series A, FGIC Insured, ETM, 6/15/11 ................        9,690,000       7,722,349
   University of Illinois University Revenues, Auxiliary Facilities, AMBAC Insured, 4/01/10 ..       14,250,000      11,816,955
                                                                                                                    -----------
                                                                                                                     71,669,795
                                                                                                                    -----------
   KENTUCKY 1.1%
   Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
      8/15/07 ................................................................................        1,640,000       1,526,643
      8/15/08 ................................................................................        4,505,000       4,053,644
      8/15/09 ................................................................................        4,580,000       3,919,931
      8/15/10 ................................................................................        4,620,000       3,767,148
      8/15/13 ................................................................................        6,825,000       4,840,563
      8/15/14 ................................................................................        6,860,000       4,634,067
      8/15/16 ................................................................................        7,005,000       4,272,630
      8/15/17 ................................................................................        7,115,000       4,114,818
   Kentucky Economic Development Finance Authority Health System Revenue, Norton
      Healthcare Inc.,
      Refunding, Series B, MBIA Insured, 10/01/18 ............................................       10,000,000       5,348,000
      Refunding, Series C, MBIA Insured, zero cpn. to 10/01/05, 6.05% thereafter,
         10/01/19 ............................................................................       11,080,000      11,994,765
      Series C, MBIA Insured, zero cpn. to 10/01/05, 6.10% thereafter, 10/01/21 ..............        8,925,000       9,578,042
      Series C, MBIA Insured, zero cpn. to 10/01/05, 6.10% thereafter, 10/01/23 ..............       16,945,000      17,947,805
   Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ..............        5,250,000       4,841,340
                                                                                                                    -----------
                                                                                                                     80,839,396
                                                                                                                    -----------
   LOUISIANA .2%
   Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
      Hospital Project, Series A, Connie Lee Insured, 12/01/22 ...............................       11,040,000      10,619,045
                                                                                                                    -----------
   MICHIGAN .1%
   Coldwater Community Schools GO, Capital Appreciation, MBIA Insured, Pre-Refunded,
      5/01/18 ................................................................................        5,935,000       2,955,333
   Harrison Community Schools GO, AMBAC Insured, 5/01/20 .....................................        6,000,000       2,542,860
                                                                                                                    -----------
                                                                                                                      5,498,193
                                                                                                                    -----------


48 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   NEVADA .1%
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
      Project, AMBAC Insured,
      1/01/25 ................................................................................      $ 3,080,000     $    1,094,109
      1/01/26 ................................................................................        3,815,000          1,266,351
      1/01/27 ................................................................................        3,000,000            931,050
      1/01/28 ................................................................................       13,315,000          3,893,439
      1/01/29 ................................................................................        8,410,000          2,315,609
                                                                                                                    --------------
                                                                                                                         9,500,558
                                                                                                                    --------------
   TEXAS .3%
   Hays Consolidated ISD, GO, Capital Appreciation,
      8/15/19 ................................................................................        5,285,000          2,465,928
      8/15/21 ................................................................................        8,420,000          3,414,479
      8/15/22 ................................................................................        8,470,000          3,199,881
   Texas State Turnpike Authority Central Texas Turnpike Systems Revenue, Capital
      Appreciation, AMBAC Insured, 8/15/31 ...................................................       43,500,000          9,141,090
                                                                                                                    --------------
                                                                                                                        18,221,378
                                                                                                                    --------------
   U.S. TERRITORIES .2%
   District of Columbia Revenue, Capital Appreciation, Georgetown University,
      MBIA Insured, 4/01/22 ..................................................................       12,870,000          5,087,897
      MBIA Insured, 4/01/23 ..................................................................       14,160,000          5,234,669
      Series A, MBIA Insured, 4/01/20 ........................................................        8,860,000          4,005,606
                                                                                                                    --------------
                                                                                                                        14,328,172
                                                                                                                    --------------
   WASHINGTON .3%
   Washington State Public Power Supply System Revenue, Nuclear Project No. 3,
      Capital Appreciation, Series B, 7/01/14 ................................................       12,450,000          8,348,223
      Capital Appreciation, Series B, ETM, 7/01/14 ...........................................        2,550,000          1,754,170
      Refunding, Series B, 7/01/12 ...........................................................        6,400,000          4,725,057
      Refunding, Series B, 7/01/13 ...........................................................       11,000,000          7,766,109
                                                                                                                    --------------
                                                                                                                        22,593,559
                                                                                                                    --------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $26,070,732) ........................................                         337,162,846
                                                                                                                    --------------
   TOTAL LONG TERM INVESTMENTS (COST $6,488,771,383) .........................................                       6,896,723,133
                                                                                                                    --------------
   SHORT TERM INVESTMENTS .9%
   ARIZONA
(c)Arizona Health Facilities Authority Hospital System Revenue, Series B, MBIA Insured,
      Weekly VRDN and Put, 1.76%, 10/01/26 ...................................................          100,000            100,000
                                                                                                                    --------------
   CALIFORNIA .2%
(c)California Infrastructure and Economic Development Bank Revenue, Independent System
      Operating Corp. Project, Refunding, Series B, MBIA Insured, Weekly VRDN and Put, 1.79%,
      4/01/08 ................................................................................        2,500,000          2,500,000
(c)California State Economic Recovery Revenue, Series C-3, Daily VRDN and Put, 1.70%,
      7/01/23 ................................................................................          800,000            800,000
(c)California State GO, Series A-3, Daily VRDN and Put, 1.70%, 5/01/33 .......................        2,800,000          2,800,000
(c)Southern California Public Power Authority Transmission Project Revenue, Southern
      Transmission, Refunding, Series A, Weekly VRDN and Put, 1.74%, 7/01/23 .................        6,300,000          6,300,000
                                                                                                                    --------------
                                                                                                                        12,400,000
                                                                                                                    --------------


                                                          Semiannual Report | 49

FRANKLIN FEDERAL TAX-FREE INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   FLORIDA .1%
(c)Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center
      Project, Daily VRDN and Put, 1.68%, 8/15/21 ............................................      $10,320,000     $   10,320,000
                                                                                                                    --------------
   LOUISIANA .1%
(c)Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
      1.71%, 12/01/15 ........................................................................        6,500,000          6,500,000
(c)Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
      First Stage, ACES, Refunding, Daily VRDN and Put, 1.74%, 9/01/17 .......................          800,000            800,000
                                                                                                                    --------------
                                                                                                                         7,300,000
                                                                                                                    --------------
   MARYLAND
(c)Maryland State EDC Revenue, U.S. Pharmacopeial Project, Series A, AMBAC Insured,
      Daily VRDN and Put, 1.75%, 7/01/34 .....................................................        3,000,000          3,000,000
                                                                                                                    --------------
   MASSACHUSETTS .1%
(c)Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
      Program, Series D, MBIA Insured, Daily VRDN and Put, 1.71%, 1/01/35 ....................        4,710,000          4,710,000
                                                                                                                    --------------
   NEW JERSEY
(c)New Jersey Sports and Exposition Authority State Contract Revenue, Refunding,
      Series B-2, MBIA Insured, Weekly VRDN and Put, 1.72%, 3/01/21 ..........................        1,000,000          1,000,000
                                                                                                                    --------------
   NEW YORK .1%
(c)New York City GO, Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 1.70%,
      8/15/23 ................................................................................        6,400,000          6,400,000
(c)New York State Local Government Assistance Corp. Revenue, Series G, Weekly VRDN and Put,
      1.73%, 4/01/25 .........................................................................        1,200,000          1,200,000
                                                                                                                    --------------
                                                                                                                         7,600,000
                                                                                                                    --------------
   NORTH CAROLINA
(c)North Carolina State GO, Series G, Weekly VRDN and Put, 1.70%, 5/01/21 ....................        2,300,000          2,300,000
                                                                                                                    --------------
   RHODE ISLAND
(c)Rhode Island Health and Educational Building Corp. Educational Institution Revenue,
      Portsmouth Abbey School, Daily VRDN and Put, 1.07%, 10/01/31 ...........................        1,730,000          1,730,000
                                                                                                                    --------------
   SOUTH DAKOTA .1%
(c)Lawrence County PCR, Homestake Mining, Refunding, Series B, Daily VRDN and Put, 1.74%,
      7/01/32 ................................................................................        4,900,000          4,900,000
                                                                                                                    --------------
   TENNESSEE .2%
(c)Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily
      VRDN and Put, 1.75%, 7/01/34 ...........................................................       12,200,000         12,200,000
                                                                                                                    --------------
   TOTAL SHORT TERM INVESTMENTS (COST $67,560,000) ...........................................                          67,560,000
                                                                                                                    --------------
   TOTAL INVESTMENTS (COST $6,556,331,383) 98.7% .............................................                       6,964,283,133
   OTHER ASSETS, LESS LIABILITIES 1.3% .......................................................                          91,633,478
                                                                                                                    --------------
   NET ASSETS 100.0% .........................................................................                      $7,055,916,611
                                                                                                                    ==============

See glossary of terms on page 51.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b)  Defaulted securities. See Note 6.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

GLOSSARY OF TERMS

ACES  - Adjustable Convertible Exempt Securities
AMBAC - American Municipal Bond Assurance Corp.
CDA   - Community Development Authority/Agency
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assistance
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority/Agency Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
IDB   - Industrial Development Bond/Board
IDC   - Industrial Development Corp.
IDR   - Industrial Development Revenue
ISD   - Independent School District
LP    - Limited Partnership
MBIA  - Municipal Bond Investors Assurance Corp.
MBS   - Mortgage-Backed Securities
MF    - Multi-Family
MFH   - Multi-Family Housing
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
SF    - Single Family
SFHR  - Single Family Housing Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
VRDN  - Variable Rate Demand Notes
XLCA  - XL Capital Assurance


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004 (unaudited)

Assets:
   Investments in securities:
      Cost ...................................................   $6,556,331,383
                                                                 ==============
      Value ..................................................    6,964,283,133
   Cash ......................................................           77,026
   Receivables:
      Capital shares sold ....................................        9,836,864
      Interest ...............................................      115,254,086
                                                                 --------------
         Total assets ........................................    7,089,451,109
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................       21,109,167
      Capital shares redeemed ................................        8,304,034
      Affiliates .............................................        3,674,252
   Other liabilities .........................................          447,045
                                                                 --------------
         Total liabilities ...................................       33,534,498
                                                                 --------------
            Net assets, at value .............................   $7,055,916,611
                                                                 ==============
Net assets consist of:
   Undistributed net investment income .......................   $   13,983,471
   Net unrealized appreciation (depreciation) ................      407,951,750
   Accumulated net realized gain (loss) ......................      (36,291,289)
   Capital shares ............................................    6,670,272,679
                                                                 --------------
            Net assets, at value .............................   $7,055,916,611
                                                                 ==============


52 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2004 (unaudited)

CLASS A:
   Net assets, at value .......................................   $6,299,690,217
                                                                  ==============
   Shares outstanding .........................................      518,506,015
                                                                  ==============
   Net asset value per share(a) ...............................   $        12.15
                                                                  ==============
   Maximum offering price per share (net asset value per
      share / 95.75%) .........................................   $        12.69
                                                                  ==============
CLASS B:
   Net assets, at value .......................................   $  292,963,601
                                                                  ==============
   Shares outstanding .........................................       24,128,243
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $        12.14
                                                                  ==============
CLASS C:
   Net assets, at value .......................................   $  365,303,270
                                                                  ==============
   Shares outstanding .........................................       30,077,263
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $        12.15
                                                                  ==============
ADVISOR CLASS:
                                                                  ==============
   Net assets, at value .......................................   $   97,959,523
                                                                  ==============
   Shares outstanding .........................................        8,059,307
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $        12.15
                                                                  ==============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended October 31, 2004 (unaudited)

Investment income:
   Interest ....................................................   $189,097,943
                                                                   ------------
Expenses:
   Management fees (Note 3) ....................................     15,861,788
   Distribution fees: (Note 3)
      Class A ..................................................      2,772,547
      Class B ..................................................        944,761
      Class C ..................................................      1,181,578
   Transfer agent fees (Note 3) ................................      1,732,435
   Custodian fees ..............................................         51,159
   Reports to shareholders .....................................        126,442
   Registration and filing fees ................................        152,370
   Professional fees ...........................................         46,676
   Directors' fees and expenses ................................         77,560
   Other .......................................................        239,601
                                                                   ------------
         Total expenses ........................................     23,186,917
                                                                   ------------
            Net investment income ..............................    165,911,026
                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...................     11,783,276
   Net change in unrealized appreciation (depreciation)
      on investments ...........................................    123,280,058
                                                                   ------------
Net realized and unrealized gain (loss) ........................    135,063,334
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ..................................................   $300,974,360
                                                                   ============


54 | See notes to financial statements. | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended October 31, 2004 (unaudited) and the year ended April 30, 2004

                                                                                  ---------------------------------
                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                  OCTOBER 31, 2004   APRIL 30, 2004
                                                                                  ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................    $  165,911,026    $  352,125,997
      Net realized gain (loss) from investments ...............................        11,783,276         6,318,093
      Net change in unrealized appreciation (depreciation) on investments .....       123,280,058       (67,563,283)
                                                                                   --------------------------------
            Net increase (decrease) in net assets resulting from operations ...       300,974,360       290,880,807
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................      (147,721,735)     (309,470,374)
         Class B ..............................................................        (5,991,666)      (12,323,022)
         Class C ..............................................................        (7,468,608)      (15,932,608)
         Advisor Class ........................................................        (2,221,385)       (4,493,944)
                                                                                   --------------------------------
Total distributions to shareholders ...........................................      (163,403,394)     (342,219,948)
   Capital share transactions: (Note 2)
         Class A ..............................................................      (181,168,066)     (432,193,504)
         Class B ..............................................................       (11,004,300)        7,345,936
         Class C ..............................................................       (15,231,829)      (17,704,791)
         Advisor Class ........................................................        (1,116,893)       10,093,071
                                                                                   --------------------------------
Total capital share transactions ..............................................      (208,521,088)     (432,459,288)
   Redemption fees ............................................................             2,339                --
                                                                                   --------------------------------
            Net increase (decrease) in net assets .............................       (70,947,783)     (483,798,429)
Net assets:
   Beginning of period ........................................................     7,126,864,394     7,610,662,823
                                                                                   --------------------------------
   End of period ..............................................................    $7,055,916,611    $7,126,864,394
                                                                                   ================================
Undistributed net investment income included in net assets:
   End of period ..............................................................    $   13,983,471    $   11,475,839
                                                                                   ================================


                     Semiannual Report | See notes to financial statements. | 55

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market. The Fund utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Directors. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


56 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Fund's shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2004, there were ten billion shares (no par value) authorized, of which three billion each were designated as Class A and Class C, one hundred million were designated to Class B and five hundred million were designated to Advisor Class. Transactions in the Fund's shares were as follows:

                                       -----------------------------------------------------------
                                             SIX MONTHS ENDED                  YEAR ENDED
                                             OCTOBER 31, 2004                APRIL 30, 2004
                                       -----------------------------------------------------------
                                          SHARES         AMOUNT         SHARES          AMOUNT
                                       -----------------------------------------------------------
CLASS A SHARES:
   Shares sold .....................    15,284,497   $ 181,808,636    35,378,870   $   425,043,484
   Shares issued in reinvestment
      of distributions .............     6,421,834      76,251,312    12,861,265       154,134,724
   Shares redeemed .................   (37,015,619)   (439,228,014)  (84,299,385)   (1,011,371,712)
                                       -----------------------------------------------------------
   Net increase (decrease) .........   (15,309,288)  $(181,168,066)  (36,059,250)  $  (432,193,504)
                                       ===========================================================


                                                          Semiannual Report | 57

FRANKLIN FEDERAL TAX-FREE INCOME FUND

2. CAPITAL STOCK (CONTINUED)

                                       -----------------------------------------------------
                                            SIX MONTHS ENDED               YEAR ENDED
                                            OCTOBER 31, 2004             APRIL 30, 2004
                                       -----------------------------------------------------
                                         SHARES        AMOUNT        SHARES        AMOUNT
                                       -----------------------------------------------------
CLASS B SHARES:
   Shares sold .....................      769,546   $  9,176,827    3,226,868   $ 38,850,704
   Shares issued in reinvestment
      of distributions .............      300,481      3,566,622      605,800      7,257,764
   Shares redeemed .................   (2,004,421)   (23,747,749)  (3,240,847)   (38,762,532)
                                       -----------------------------------------------------
   Net increase (decrease) .........     (934,394)  $(11,004,300)     591,821   $  7,345,936
                                       =====================================================
CLASS C SHARES:
   Shares sold .....................    1,668,074   $ 19,907,490    5,535,561   $ 66,675,676
   Shares issued in reinvestment
      of distributions .............      391,641      4,648,988      811,835      9,727,201
   Shares redeemed .................   (3,353,390)   (39,788,307)  (7,849,918)   (94,107,668)
                                       -----------------------------------------------------
   Net increase (decrease) .........   (1,293,675)  $(15,231,829)  (1,502,522)  $(17,704,791)
                                       =====================================================
ADVISOR CLASS SHARES:
   Shares sold .....................      967,378   $ 11,603,354    2,198,599   $ 26,620,078
   Shares issued in reinvestment
      of distributions .............        4,303         51,105        5,632         67,752
   Shares redeemed .................   (1,078,406)   (12,771,352)  (1,383,783)   (16,594,759)
                                       -----------------------------------------------------
   Net increase (decrease) .........     (106,725)  $ (1,116,893)     820,448   $ 10,093,071
                                       =====================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of the following entities.

--------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       .625%          First $100 million
       .500%          Over $100 million, up to and including $250 million
       .450%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


58 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the period:

Sales charges received ..............................................   $419,956
Contingent deferred sales charges retained ..........................   $383,860

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,732,435, of which $1,161,616 was paid to Investor Services.

4. INCOME TAXES

At April 30, 2004 the Fund had tax basis capital losses of $48,038,230, which may be carried over to offset future capital gains. Such losses expire as following:

Capital loss carryovers expiring in:
   2008 ..........................................................   $   678,306
   2009 ..........................................................    20,647,631
   2010 ..........................................................       133,009
   2012 ..........................................................    26,579,284
                                                                     -----------
                                                                     $48,038,230
                                                                     ===========

At October 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..........................................   $6,555,223,186
                                                                 ==============
Unrealized appreciation ......................................   $  448,456,788
Unrealized depreciation ......................................      (39,396,841)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $  409,059,947
                                                                 ==============


                                                          Semiannual Report | 59

FRANKLIN FEDERAL TAX-FREE INCOME FUND

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts, and bond workout expenditures.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended October 31, 2004 aggregated $168,598,699 and $437,182,462, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectable. At October 31, 2004, the value of these securities was $39,980,510, representing .57% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectable and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

7. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS

A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


60 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

A. INVESTIGATIONS (CONTINUED)

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order


                                                          Semiannual Report | 61

FRANKLIN FEDERAL TAX-FREE INCOME FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws. "Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares.


62 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

7. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

B. SETTLEMENTS (CONTINUED)

In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources, Inc., as well as certain funds managed by those subsidiaries, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.


                                                          Semiannual Report | 63

FRANKLIN FEDERAL TAX-FREE INCOME FUND

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.


64 | Semiannual Report

FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 65

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5,6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                          Not part of the semiannual report

    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



       WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FEDERAL
TAX-FREE INCOME FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


116 S2004 12/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By  /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    December 16, 2004